(2_FIDELITY_LOGOS)
FIDELITY ADVISOR ANNUITY
FUND
FIDELITY ADVISOR ANNUITY MONEY MARKET FUND
FIDELITY ADVISOR ANNUITY GOVERNMENT INVESTMENT FUND
FIDELITY ADVISOR ANNUITY HIGH YIELD FUND
FIDELITY ADVISOR ANNUITY INCOME & GROWTH FUND
FIDELITY ADVISOR ANNUITY GROWTH OPPORTUNITIES FUND
FIDELITY ADVISOR ANNUITY OVERSEAS FUND
ANNUAL REPORT
DECEMBER 31, 1995
CONTENTS



MARKET ENVIRONMENT                  3    A REVIEW OF WHAT HAPPENED DURING THE PAST YEAR

MONEY MARKET FUND                   4    PERFORMANCE
                                    5    FUND TALK: THE MANAGER'S OVERVIEW
                                    6    INVESTMENTS
                                    8    FINANCIAL STATEMENTS

GOVERNMENT INVESTMENT FUND          10   PERFORMANCE AND INVESTMENT SUMMARY
                                    11   FUND TALK: THE MANAGER'S OVERVIEW
                                    12   INVESTMENTS
                                    14   FINANCIAL STATEMENTS

HIGH YIELD FUND                     16   PERFORMANCE AND INVESTMENT SUMMARY
                                    17   FUND TALK: THE MANAGER'S OVERVIEW
                                    18   INVESTMENTS
                                    22   FINANCIAL STATEMENTS

INCOME & GROWTH FUND                24   PERFORMANCE AND INVESTMENT SUMMARY
                                    25   FUND TALK: THE MANAGER'S OVERVIEW
                                    26   INVESTMENTS
                                    32   FINANCIAL STATEMENTS

GROWTH OPPORTUNITIES FUND           34   PERFORMANCE AND INVESTMENT SUMMARY
                                    35   FUND TALK: THE MANAGER'S OVERVIEW
                                    36   INVESTMENTS
                                    40   FINANCIAL STATEMENTS

OVERSEAS FUND                       42   PERFORMANCE AND INVESTMENT SUMMARY
                                    43   FUND TALK: THE MANAGER'S OVERVIEW
                                    44   INVESTMENTS
                                    48   FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS       50   NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS   54   THE AUDITORS' OPINION

DISTRIBUTIONS                       55


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets rebounded in 1995, after experiencing volatility and inconsistent returns in 1994. Returns were fueled by declining interest rates, moderate economic growth, sustained corporate earnings growth and a relative absence of inflation. The U.S. stock market outpaced counterparts in the developed world and those in emerging markets. Returns from bond markets overseas generally topped those provided by the U.S., although the U.S. bond market still was quite strong.
U.S. STOCK MARKETS
The Standard & Poor's Composite Index of 500 Stocks - a broad measure of U.S. stock performance - rose 37.58% for the 12 months ended December 31, 1995, well above the market's long-term average annual return. The NASDAQ Composite Index - a measure of small stock performance - rose 39.92% (excluding dividends). The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 36.72%, closing above 5000 for the first time in November.
Strong corporate earnings and a favorable interest rate environment helped the U.S. stock market post robust returns. With inflation posing little threat, interest rates fell during much of 1995. The Federal Reserve Board cut short-term interest rates twice, in July and December. Lower interest rates helped bolster earnings, as they reduced companies' borrowing costs. A relatively weak dollar also helped sustain earnings, with American products and services remaining fairly cheap overseas. Investor sentiment toward the stock market was extremely positive, evidenced by a flurry of successful initial public offerings throughout the year.
Market activity was marked by rapid sector rotation, with investors reacting swiftly to breaking news. Technology was one of the best performing market sectors until the fourth quarter, fueled by improving earnings associated with strong growth in personal computers and related products. Internet-related stocks posted extremely strong share price gains. Although increases in cellular subscriptions helped semiconductor stocks earlier in the year, that industry saw share price drops later in the year due to concerns about over-capacity. Expanding inventories and evidence of an economic slowdown hurt technology stocks later in the year. Biotechnology issues saw a resurgence, partly because the sector had struggled to the point where valuations - stock prices relative to other measures such as earnings - appeared attractive. Consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks showed strength as investors sought companies that traditionally have steady earnings growth regardless of the economic environment.
Cyclical stocks - those that usually rise and fall with the economy - provided subpar returns during 1995 as a result of over-capacity and evidence the economy was slowing. Industrial commodities, such as chemicals and paper, faltered due to decreased demand, despite the prospect for renewed economic growth - and concurrent future earnings growth - resulting from interest rate declines. On the other hand, lower interest rates and continued merger and acquisition activity helped financial stocks perform well. Regional Bell operating companies - RBOCs or "Baby Bells"-performed well in the second half of the year, because they offered strong yields, and because of their potential for growth as they enter new businesses. FOREIGN STOCK MARKETS
Foreign stock markets showed mixed results in 1995. The Morgan Stanley EAFE (Europe, Australasia, Far East) index was up 11.21%. Although interest rates declined in most European countries, economies were generally stagnant. While equity indexes in some countries posted strong returns, in some cases these results were due to the strong performance of large companies that made up a significant portion of the index, such as Nokia in Finland and Ericsson in Sweden. The Morgan Stanley Europe Index rose 21.62% in 1995. Japanese companies were hindered by a strong yen - which made their products expensive overseas - and a weak economy earlier in the year. However, in the fourth quarter of the year, both the Japanese market and economy started to rebound. According to Morgan Stanley Capital International, Japanese stocks rose 0.69% in U.S. dollars for the year. Emerging markets struggled in 1995, hurt by a lack of capital inflows caused by Mexico's peso devaluation in December 1994. This negative sentiment contributed to the -5.21% return of the Morgan Stanley Emerging Markets Free Index in 1995.
U.S. BOND MARKETS
U.S. bond markets posted strong returns in 1995. The Lehman Brothers Aggregate Bond Index - a broad measure of U.S. taxable bonds - posted a total return of 18.47% in 1995. A strong, year-long rally helped bonds recover from the effects of the sharply rising interest rates seen in 1994. Indications of a slowing economy and a relative absence of inflation pressures encouraged bond investors, helping to push interest rates lower. Prospects for a balanced budget agreement also helped to fuel optimism in the markets. Monetary policy also played a role in the bond market's performance. In an effort to thwart the possibility of a recession, the Federal Reserve Board lowered the fed funds rates twice, in July and December. Mortgage-backed securities also benefited from this environment, as illustrated by the performance of the Salomon Brothers Mortgage Index, which returned 16.77% during the year. The high-yield bond market also turned in a strong performance in 1995, driven by generally good earnings, strong demand for high-yield bonds among investors searching for high current income and declining interest rates. The Merrill Lynch High Yield Master Index rose 19.91%.
FOREIGN BOND MARKETS
Both developed and emerging fixed-income markets recorded strong returns in 1995. For the 12 months ended December 31, 1995, the Salomon Brothers World Government Bond Index - a proxy of bond market performance in developed nations including the U.S. - rose 19.04%. Bond markets in developed countries benefited from slow economic growth and relatively low inflation pressures. This led to a more favorable interest rate environment, as the central banks of the U.S., Germany and Great Britain all lowered their respective short-term interest rates. Emerging markets shrugged off the fallout from December 1994's Mexican peso devaluation to record strong returns. The J.P. Morgan Emerging Markets Bond Index posted a 27.54% return for the year. The bulk of emerging markets' total return came from a springtime rally following the announcement of a $50 billion bailout package for Mexico by the U.S. Treasury and the International Monetary Fund.
FIDELITY ADVISOR ANNUITY FUND: MONEY MARKET FUND
PERFORMANCE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects both the change in a fund's share price over a given period and reinvestment of its dividends (or income). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. Yield will vary.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED DECEMBER 31, 1995                LIFE OF
                                              FUND

Money Market                                  5.17%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on January 4, 1995.
Recent U.S. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results.
YIELD
Row: 1, Col: 1, Value: 4.95
Row: 1, Col: 2, Value: 2.89
Row: 2, Col: 1, Value: 4.99
Row: 2, Col: 2, Value: 2.87
Row: 3, Col: 1, Value: 4.94
Row: 3, Col: 2, Value: 2.86
Row: 4, Col: 1, Value: 5.39
Row: 4, Col: 2, Value: 2.83
Money Market
MMDA
6% -
5% -
4% -
3% -
2% -
1% -
0%
   3/29/95 6/28/95 9/27/95 12/27/95

 Money Market  4.95% 4.99% 4.94% 5.39%

 MMDA  2.89% 2.87% 2.86% 2.83%
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. This is compared to similar yields for the average bank money market deposit account (MMDA). The MMDA average is supplied by BANK RATE MONITOR.(Trademark)


COMPARING PERFORMANCE
There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.
(checkmark)
FIDELITY ADVISOR ANNUITY FUND: MONEY MARKET FUND
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Bob Litterst, Portfolio Manager of Fidelity Advisor Annuity Money
Market Fund
Q. BOB, HOW HAVE MARKET CONDITIONS CHANGED DURING THE
PAST YEAR?
A. Ironically, the interest rate banks charge each other for overnight loans - known as the federal funds rate - ended the year exactly where it started, at 5.50%. But if we compare market conditions a year ago to those that prevailed at the close of the period, the difference is like night and day. As 1995 began, the Fed was still in a restrictive mode, raising interest rates as a means of slowing down the economic growth rate and preventing an outbreak of inflation. After a torrid fourth quarter - during which the economy expanded at an annual rate of more than 5% - most market participants expected growth to continue at a fast pace and interest rates to keep rising in 1995. That view was apparently confirmed when the Fed increased the federal funds rate again in February to 6.00%. As it turned out, however, that was the last rate increase in the cycle. Already, signs of weakness were appearing among the key economic indicators, heralding a dramatic slowdown in the first half of 1995.
Q. HOW DID THE FED REACT TO CHANGING CONDITIONS?
A. By gradually lowering interest rates. When growth slowed to an annual growth rate of 1.3% during the second quarter of 1995, from 2.7% during the first quarter, warnings arose from some quarters that the economy was in danger of slipping back into recession. Such warnings were undoubtedly a factor in the Fed's decision to lower the federal funds rate one-quarter percentage point on July 6, 1995. Growth picked up again in the third quarter, when the economy expanded at an annual rate of 4.2%. But indications are that the fourth quarter numbers, when they're released in January, will show a return to slower growth. The Fed apparently thinks so. It lowered the federal funds rate another one-quarter percentage point on December 19, 1995, bringing it back down to 5.50%. At present, conditions appear stable, characterized by moderate growth, stable to declining interest rates and mild inflation.
Q. HOW DID YOU POSITION THE FUND DURING THE PERIOD?
A. The fund is not yet one-year old; it began operating in January 1995. I mention that because until total assets reached a certain threshold, SEC diversification requirements limited the kinds of buys I could make for the fund and the tactics I could employ. By the middle of the period, however, the fund had accumulated enough assets that I could begin to put a coherent strategy in place. That involved extending the fund's average maturity from around 40 days in June to 53 days by the end of the third quarter and 59 days at the end of the period. That's still not quite as long as I would like the fund to be, given that it generally makes sense to lengthen the fund's average maturity during periods of stable to declining interest rates.
Q. WHAT KIND OF SECURITIES HAVE YOU BEEN BUYING?
A. Again, my choices have been limited until recently by the size of the fund. Buying in small lots early in the period, I found value mainly in commercial paper. Lately, as assets have grown, the fund has taken on a more diversified structure, with holdings spread among commercial paper, bank liabilities, government securities, repurchase agreements and variable rate instruments with interest rates that reset at stated intervals.
Q. WHAT'S THE OUTLOOK?
A. Not at all what it was a year ago, at least for the short-term. I'm basing my investment decisions on the likelihood of continued moderate growth, stable to declining interest rates and mild inflationary pressures. I think there's a good chance the Fed will lower interest rates at least one more time, possibly if and when the warring parties in Washington finally agree on a balanced budget. The Fed has long been an advocate of a balanced budget, and would likely respond to a credible agreement with a rate cut. On the other hand, with the economy expanding near the Fed's target growth rate and little chance of a recession, I don't expect further dramatic reductions in interest rates. That's why I'll likely keep the fund's average maturity between 50 and 70 days, possibly longer. That puts the fund in a good position to benefit from stable to declining rates while leaving me with some flexibility to respond to changing market conditions. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: income and share price stability by investing in high-quality, short-term investments
START DATE: January 4, 1995
SIZE: as of December 31, 1995, more than $28 million
MANAGER: Robert Litterst, since January 1995;
joined Fidelity in 1992
(checkmark)
FIDELITY ADVISOR ANNUITY FUND: MONEY MARKET FUND
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


BANKERS' ACCEPTANCES - 1.0%
  ANNUALIZED
  YIELD AT
 DUE TIME OF PRINCIPAL VALUE
DATE PURCHASE AMOUNT (NOTE 1)
DOMESTIC BANKERS' ACCEPTANCES - 1.0%
Chemical Bank
2/14/96 5.95% $ 302,413 $ 300,180
CERTIFICATES OF DEPOSIT - 13.7%

NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 10.3%
Deutsche Bank, A.G.
4/22/96 5.77  1,000,000  1,000,000
Societe Generale
1/17/96 5.84  1,000,000  1,000,000
Swiss Bank Corp. (c)
5/6/96 5.47  1,000,000  1,000,000
  3,000,000
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - 3.4%
Abbey National, PLC
2/29/96 5.73  1,000,000  1,000,000
TOTAL CERTIFICATES OF DEPOSIT   4,000,000
COMMERCIAL PAPER - 63.1%

ANZ (DE), Inc.
2/13/96 5.75  1,000,000  992,919
American Express Credit Corp.
4/15/96 5.76  1,000,000  983,356
American Home Products
4/3/96 5.71  1,000,000  985,222
American Telephone & Telegraph
3/20/96 5.63  200,000  197,502
Associates Corp. of North America
4/8/96 5.67  1,000,000  984,555
Caisse des Depots et Consignations
1/29/96 5.91  1,000,000  995,104
Canadian Wheat Board
3/11/96 5.62  300,000  296,670
Chrysler Financial Corporation
1/26/96 5.88  1,000,000  995,635
Corporate Asset Funding Co., Inc.
1/19/96 6.02  500,000  498,333
Dakota
1/11/96 5.87  287,000  286,442
du Pont (E.I.) de Nemours & Co.
2/13/96 5.76  650,000  645,458
8/5/96 5.54  600,000  580,472
General Motors Acceptance Corp.
3/5/96 5.83  1,000,000  989,495
Georgia Power Co.
3/14/96 5.62  700,000  691,906
Glaxo Wellcome, PLC
1/12/96 5.87  500,000  498,953
Goldman Sachs Group, L.P. (The)
3/18/96 5.75  1,000,000  987,601
Government of Canada
3/26/96 5.70  600,000  591,938
Hanson Finance (UK), PLC
1/19/96 5.88  500,000  498,389
2/9/96 5.86  700,000  695,376

  ANNUALIZED
  YIELD AT
 DUE TIME OF PRINCIPAL VALUE
DATE PURCHASE AMOUNT (NOTE 1)
Lilly (Eli) & Co.
5/6/96 5.53% $ 1,000,000 $ 980,729
Merrill Lynch & Co., Inc.
3/8/96 5.76  750,000  741,950
Norwest Financial, Inc.
2/7/96 5.76  1,000,000  993,847
Preferred Receivables Funding Corp.
1/11/96 6.17  1,000,000  997,950
REXAM, PLC
1/8/96 5.92  500,000  499,263
Wool International
2/27/96 5.84  750,000  743,031
TOTAL COMMERCIAL PAPER   18,352,096
FEDERAL AGENCIES - 0.9%

FEDERAL HOME LOAN BANK - DISCOUNT NOTES - 0.9%
2/26/96 6.06  100,000  99,069
4/1/96 6.09  155,000  152,690
TOTAL FEDERAL AGENCIES   251,759
MASTER NOTES (A) - 3.4%

J.P. Morgan Securities
1/16/96 5.94  1,000,000  1,000,000
MEDIUM-TERM NOTES (A) - 6.9%

Beneficial Corp.
2/3/96 5.85  1,000,000  999,396
Transamerica Life Insurance & Annuity Co.
3/15/96 5.84  1,000,000  1,000,000
TOTAL MEDIUM-TERM NOTES   1,999,396
SHORT-TERM NOTES (A) (B) - 3.4%

SMM Trust Company (1995-D)
1/27/96 5.99  1,000,000  1,000,000
REPURCHASE AGREEMENTS - 7.6%
   MATURITY
   AMOUNT
In a joint trading account
 (U.S. Treasury Obligations)
 dated 12/29/95 due 1/2/96:
 At 6.14%  $ 2,221,515  2,220,000
TOTAL INVESTMENTS - 100%  $ 29,123,431
Total Cost for Income Tax Purposes - $29,123,431
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,000,000 or 3.5% of net assets.
3. Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
INCOME TAX INFORMATION
At December 31, 1995, the fund had a capital loss carryforward of $87 which will expire on December 31, 2003.
FIDELITY ADVISOR ANNUITY FUND: MONEY MARKET FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $2,220,000) - See accompanying                $ 29,123,431
schedule

Cash                                                                                                                  839,432

Interest receivable                                                                                                   40,388

 TOTAL ASSETS                                                                                                        30,003,251

LIABILITIES

Payable for investments purchased                                                                    $ 1,000,000
Delayed delivery

Accrued management fee                                                                                 4,868

Other payables and accrued expenses                                                                    23,958

 TOTAL LIABILITIES                                                                                                    1,028,826

NET ASSETS                                                                                                           $ 28,974,425

Net Assets consist of:

Paid in capital                                                                                                      $ 28,974,512

Accumulated net realized gain (loss) on investments                                                                  (87
                                                                                                                     )

NET ASSETS, for 28,974,512 shares outstanding                                                                        $ 28,974,425

NET ASSET VALUE, offering price and redemption price per share ($28,974,425 (divided by) 28,974,512 shares)          $1.00


STATEMENT OF OPERATIONS

 JANUARY 4, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995

INTEREST INCOME                                                                  $ 656,965

EXPENSES

Management fee                                                        $ 26,382

Transfer agent fees                                                    6,427

Accounting fees and expenses                                           19,843

Custodian fees and expenses                                            17,521

Audit                                                                  17,577

Miscellaneous                                                          188

 Total expenses before reductions                                      87,938

 Expense reductions                                                    (5,383     82,555
                                                                      )

NET INTEREST INCOME                                                               574,410

NET REALIZED GAIN (LOSS)                                                          (87
 ON INVESTMENTS                                                                  )

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $ 574,323


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   JANUARY 4, 1995
                                    (COMMENCEMENT
                                    OF
                                    OPERATIONS) TO
                                    DECEMBER 31,
                                    1995


Operations                                                                             $ 574,410
Net interest income

 Net realized gain (loss)                                                               (87)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        574,323

Distributions to shareholders from net interest income                                  (574,410)

Share transactions at net asset value of $1.00 per share                                37,951,030
Proceeds from sales of shares

 Reinvestment of distributions from net interest income                                 556,876

 Cost of shares redeemed                                                                (9,533,394)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES RESULTING FROM SHARE TRANSACTIONS     28,974,512

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                               28,974,425

NET ASSETS

 Beginning of period                                                                    -

 End of period                                                                         $ 28,974,425





SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




FINANCIAL HIGHLIGHTS
SELECTED PER-SHARE DATA   JANUARY 4, 1995
                          (COMMENCEMENT
                          OF
                          OPERATIONS) TO
                          DECEMBER 31,
                          1995

Net asset value, beginning of period                  $ 1.000

Income from Investment Operations                      .051
Net interest income

Less Distributions                                     (.051)
From net interest income

Net asset value, end of period                        $ 1.000

TOTAL RETURN B,C                                       5.17%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)               $ 28,974

Ratio of expenses to average net assets                .74% A
                                                      ,D

Ratio of net interest income to average net assets     5.18% A



A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C TOTAL RETURN DOES NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN SHOWN.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FIDELITY ADVISOR ANNUITY FUND: GOVERNMENT INVESTMENT FUND
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells bonds that have grown in value). If the advisor had not reimbursed certain fund expenses, the total return would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED DECEMBER 31, 1995                 LIFE OF
                                               FUND

Government Investment                          16.54%

Lehman Brothers Government Bond Index          18.34%

Salomon Brothers Treasury/Agency Index         18.39%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on January 3, 1995.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for
example, generally move in the opposite
direction of interest rates. In turn, the share price,
return, and yield of a fund that invests in bonds
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
You can compare the fund's return to the Lehman Brothers Government Bond Index and the Salomon Brothers Treasury/Agency Index - both broad measures of the performance of U.S. government bonds. These benchmarks include reinvested dividends and capital gains, if any. Recent U.S. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Although many of the fund's investments are guaranteed by the U.S. government, the fund itself is not guaranteed.
$10,000 OVER LIFE OF FUND
           FA Annuity Govt Inv Fund    SB Treasury/Agency
  01/03/95      10000.00                    10000.00
  01/31/95      10130.00                    10195.95
  02/28/95      10350.00                    10409.66
  03/31/95      10410.00                    10471.57
  04/30/95      10530.00                    10606.50
  05/31/95      10940.00                    11041.45
  06/30/95      11010.00                    11125.12
  07/31/95      10970.00                    11086.50
  08/31/95      11080.00                    11213.22
  09/30/95      11180.00                    11314.41
  10/31/95      11340.00                    11490.83
  11/30/95      11500.00                    11676.80
  12/29/95      11654.15                    11838.58

Let's say you invested $10,000 in Government Investment Fund on January 3, 1995, when the fund started. By December 31, 1995, your investment would have grown to $11,654 - a 16.54% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Salomon Brothers Treasury/Agency Index would have grown to $11,839 over the same period - an 18.39% increase.
INVESTMENT SUMMARY
COUPON DISTRIBUTION AS OF DECEMBER 31, 1995



                                                                                                                      % OF FUND'S
                                                                                                                      INVESTMENTS

Under 6%                                                                                                              14.0

6 - 6.99%                                                                                                             8.0

7 - 7.99%                                                                                                             22.8

8 - 8.99%                                                                                                            36.4

9 - 9.99%                                                                                                             9.6

Over 10%                                                                                                              7.8

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING REPURCHASE AGREEMENTS.


AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1995



Years                                                                                                                      8.8

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S
BONDS, WEIGHTED BY DOLLAR AMOUNT.


DURATION AS OF DECEMBER 31, 1995





Years                                                                                                                     5.1

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR
EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS
LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE.
ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY
DIFFER FROM THIS EXAMPLE.


FIDELITY ADVISOR ANNUITY FUND: GOVERNMENT INVESTMENT FUND
FUND TALK: THE MANAGER'S OVERVIEW




An interview with
Robert Ives, Portfolio
Manager of Fidelity
Advisor Annuity Government Investment Fund
Q. HOW DID THE FUND PERFORM, BOB?
A. For the life of the fund - which is just under one year - it slightly trailed the Salomon Brothers Treasury/Agency Index, which returned 18.39% for the same period ended December 31, 1995.
Q. WHAT WERE SOME OF THE MAJOR FACTORS IN THIS YEAR'S BOND MARKET RALLY? PARTICULARLY, WHAT INFLUENCED THE MARKET IN THE SECOND HALF OF THE YEAR?
A. As I said at the end of June, interest rates - and therefore bonds -responded favorably to signs that strong economic growth and inflation would not be issues in 1995. The lack of strength in the economy was confirmed by the Federal Reserve Board's easing of short-term interest rates in July and December. In the fourth quarter, the market was enthusiastic about the possibility of a balanced budget agreement in Washington. Investors viewed this as being positive for bonds because it would most likely lead to less government spending and a slower growing economy.
Q. SO, TURNING TO THE FUND, WHAT CHANGES DID YOU MAKE SINCE THE END OF
JUNE?
A. I increased the position in non-mortgage-backed U.S. government agency securities in order to increase the fund's diversification. On June 30, the fund had an 82% position in U.S. Treasury securities and a 6.8% stake in agencies. At the end of the period, the portfolio had 69.2% in Treasuries and 26.9% in agencies.
Q. WHAT KIND OF AGENCY SECURITIES DID YOU OWN AND WHAT WERE SOME OF THE MAJOR ISSUERS?
A. The majority of the agency holdings are agency debentures. A debenture is a promissory note backed only by the credit of the issuer. Some of the fund's major issuers include the Private Export Funding Corp. and Federal Home Loan Bank.
Q. WHY IS THE FUND'S POSITION IN MORTGAGE PASS-THROUGH
SECURITIES SO SMALL?
A. The fund will need to gain more assets before I can properly diversify any mortgage pass-through securities. As the fund gets larger, I do plan to add mortgage pass-through securities issued by U.S. government agencies. Pass-throughs are pools of mortgages whose principal and income is "passed-through" to investors. On the other hand, collateralized mortgage obligations - or CMOs - are usually backed by larger pools of mortgages and are thus more diversified. This is why CMOs make up the bulk of the fund's 2.5% weighting in mortgage-related securities.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. I think one disappointment was that, as the result of the current low level of interest rates, it was difficult to find inexpensive, yield-advantaged securities. That said, however, I will continue to manage the fund in relation to its index and seek opportunities through sector and individual security selection.
Q. WHAT'S YOUR OUTLOOK?
A. The direction of the bond market next year will depend on several factors. The performance of the bond market will be dictated not only by how long the budget situation drags on, but also the quality of the agreement. Second, the strength of the economy will also be important. In my opinion, consumer spending patterns will play a big role in whether we continue to have a hospitable environment for bonds.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: high current income by investing
primarily in obligations issued or guaranteed by the U.S. government
START DATE: January 3, 1995
SIZE: as of December 31, 1995, more than $10 million
MANAGER: Robert Ives, since February 1995;
joined Fidelity in 1991
(checkmark)
FIDELITY ADVISOR ANNUITY FUND: GOVERNMENT INVESTMENT FUND
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS - 96.1%
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
U.S. TREASURY OBLIGATIONS - 69.2%
8%, 10/15/96 $ 378,000 $ 385,794
4 3/8%, 11/15/96  530,000  526,110
8 1/2%, 5/15/97  736,000  767,508
5 5/8%, 1/31/98  50,000  50,414
9%, 5/15/98  20,000  21,656
9 1/4%, 8/15/98  705,000  773,293
9 1/8%, 5/15/99  9,000  10,043
7 3/4%, 12/31/99  619,000  671,714
7 7/8%, 8/15/01  550,000  614,279
6 1/4%, 2/15/03  200,000  208,656
11 1/4%, 8/15/03  10,000  13,421
11 7/8%,11/15/03  45,000  62,866
11 5/8%, 11/15/04  100,000  141,531
12 3/4%,11/15/10  300,000  456,936
9%, 11/15/18  30,000  40,861
8 7/8%, 2/15/19  1,632,000  2,199,887
12%, 8/15/23  80,000  123,262
  7,068,231
U.S. GOVERNMENT AGENCY OBLIGATIONS - 26.9%
Federal Agricultural Mortgage Corp.
 7.01%, 2/10/05  10,000  10,838
Federal Home Loan Bank:
 8.60%, 8/25/99  300,000  330,070
 6 3/4%, 4/5/04  375,000  395,332
Federal Home Loan Mortgage Corp.:
 4.78%, 2/10/97 (callable)  10,000  9,922
 7 3/4%, 11/7/01  500,000  551,015
Federal National Mortgage Association:
 5.45%, 10/10/03  20,000  19,559
 7.40%, 7/1/04  10,000  11,009
Government Trust Certificates:
 (assets of Trust guaranteed
 by U.S. Government through Defense
 Security Assistance Agency):
  Class 1-C 9 1/4%, 11/15/01  42,000  46,658
  Class 2-E 9.40%, 5/15/02  10,000  11,157
  Class 3-B 8.55%, 11/15/97  6,957  7,118
 (assets of Trust guaranteed by U.S.
 Government through Export-Import Bank):
  Series 1993-C 5.20%, 10/15/04  8,000  7,843
  Series 1993-D 5.23%, 5/15/05  16,170  15,786
  Series 1994-B 7 1/2%, 1/26/06  9,289  10,010
  Series 1994-C 6.61%, 9/15/99  2,950  3,003
  Series 1995-A 6.28%, 6/15/04  60,000  61,112
Israel Export Trust Certificate Series 1994-1
 (assets of Trust guaranteed by U.S.
 Government through Export-Import
 Bank) 6.88%, 1/26/03  17,647  18,265
Private Export Funding Corp. secured:
 5 3/4%, 4/30/98  600,000  603,750
 9 1/2%, 3/31/99  20,000  22,367
 7.90%, 3/31/00  400,000  435,040
 5.65%, 3/15/03  48,750  48,818
 8 3/4%, 6/30/03  10,000  11,739
 5.80%, 2/1/04  5,000  5,004

  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
State of Israel (guaranteed by U.S.
 Government through Agency for
 International Development):
  4 7/8%, 9/15/98 $ 30,000 $ 29,616
  5 3/4%, 3/15/00  20,000  20,100
  6 1/4%, 8/15/02  52,000  53,606
  8 1/2%, 4/1/06  10,000  11,519
  2,750,256
TOTAL U.S. GOVERNMENT AND
 GOVERNMENT AGENCY OBLIGATIONS
 (Cost $9,610,375)   9,818,487
U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - 0.8%
Federal National Mortgage Association:
 6.345%, 3/1/99  79,707  81,077
 6 1/2%, 2/1/10  2,447  2,465
TOTAL U.S. GOVERNMENT AGENCY -
 MORTGAGE-BACKED SECURITIES
 (Cost $82,463)   83,542
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7%
U.S. GOVERNMENT AGENCY - 1.7%
Federal Home Loan Mortgage Corp.
 Z Bond Series 9, Class E,
 9.05%, 8/15/19  48,792  51,780
Federal National Mortgage Association:
 Series 1994-M3 Class A,
  7.71%, 4/1/06  29,482  30,716
 planned amortization class:
  Series 1992 Class 193-D,
   5 3/4%, 12/25/01  35,000  35,377
  Series 1993 Class 72-B,
   5%, 1/25/02  24,073  23,817
  Series 1993 Class 135-PC,
   5 1/2%, 7/25/02  30,000  29,831
TOTAL COLLATERALIZED
 MORTGAGE OBLIGATIONS
 (Cost $167,394)   171,521
REPURCHASE AGREEMENTS - 1.4%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.91% dated
 12/29/95 due 1/2/96  $140,092  140,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $10,000,232)  $ 10,213,550
OTHER INFORMATION
Purchases and sales of long-term U.S. government and government agency obligations aggregated $19,491,871 and $9,842,389, respectively.
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $10,000,250. Net unrealized appreciation aggregated $213,300, of which $214,742 related to appreciated investment securities and $1,442 related to depreciated investment securities.
FIDELITY ADVISOR ANNUITY FUND: GOVERNMENT INVESTMENT FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 DECEMBER 31, 1995


ASSETS


Investment in securities, at value (including repurchase agreements of $140,000) (cost $10,000,232) - See              $ 10,213,550

accompanying schedule


Cash                                                                                                                    827


Receivable for fund shares sold                                                                                         329,121


Interest receivable                                                                                                     194,749


 TOTAL ASSETS                                                                                                           10,738,247


LIABILITIES


Accrued management fee                                                                                       $ 2,350


Other payables and accrued expenses                                                                           10,377


 TOTAL LIABILITIES                                                                                                      12,727


NET ASSETS                                                                                                             $ 10,725,520


Net Assets consist of:


Paid in capital                                                                                                        $ 10,512,220


Accumulated undistributed net realized gain (loss) on investments                                                       (18

                                                                                                                       )


Net unrealized appreciation (depreciation) on investments                                                               213,318


NET ASSETS, for 968,038 shares outstanding                                                                             $ 10,725,520


NET ASSET VALUE, offering price                                                                                         $11.08

and redemption price per share ($10,725,520 (divided by) 968,038 shares)



STATEMENT OF OPERATIONS

 JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995

INVESTMENT INCOME                                                                           $ 326,758
Interest

EXPENSES

Management fee                                                                   $ 21,325

Transfer agent fees                                                               2,667

Accounting fees and expenses                                                      44,637

Non-interested trustees' compensation                                             17

Custodian fees and expenses                                                       5,429

Audit                                                                             15,841

Legal                                                                             16

Miscellaneous                                                                     3

 Total expenses before reductions                                                 89,935

 Expense reductions                                                               (42,405    47,530
                                                                                 )

NET INVESTMENT INCOME                                                                        279,228

REALIZED AND UNREALIZED GAIN (LOSS)                                                          210,750
Net realized gain (loss) on
investment securities

Change in net unrealized appreciation (depreciation) on investment securities                213,318

NET GAIN (LOSS)                                                                              424,068

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             $ 703,296


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   JANUARY 3, 1995
                                    (COMMENCEMENT
                                    OF
                                    OPERATIONS) TO
                                    DECEMBER 31,
                                    1995


Operations                                                                  $ 279,228
Net investment income

 Net realized gain (loss)                                                    210,750

 Change in net unrealized appreciation (depreciation)                        213,318

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             703,296

Distributions to shareholders                                                (287,183)
From net investment income

 From net realized gain                                                      (208,860)

 TOTAL DISTRIBUTIONS                                                         (496,043)

Share transactions                                                           10,213,975
Net proceeds from sales of shares

 Reinvestment of distributions                                               496,043

 Cost of shares redeemed                                                     (191,751)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS     10,518,267

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                    10,725,520

NET ASSETS

 Beginning of period                                                         -

 End of period                                                              $ 10,725,520

OTHER INFORMATION
Shares

 Sold                                                                        940,275

 Issued in reinvestment of distributions                                     45,095

 Redeemed                                                                    (17,332)

 Net increase (decrease)                                                     968,038



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          JANUARY 3, 1995
                          (COMMENCEMENT
                          OF
                          OPERATIONS) TO
                          DECEMBER 31,
                          1995

SELECTED PER-SHARE DATA




Net asset value, beginning of period                                                                                 $ 10.000

Income from Investment Operations                                                                                       .330
Net investment income

 Net realized and unrealized gain (loss)                                                                                1.320

 Total from investment operations                                                                                   1.650

Less Distributions                                                                                                      (.330)
From net investment income

 From net realized gain                                                                                                 (.240)

Total distributions                                                                                                    (.570)

Net asset value, end of period                                                                                        $ 11.080

TOTAL RETURN B, C                                                                                                      16.54%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                                                               $ 10,726

Ratio of expenses to average net assets                                                                                1.00% A
                                                                                                                       , D

Ratio of net investment income to average net assets                                                                   5.87% A

Portfolio turnover rate                                                                                                 220% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). TOTAL RETURN
DOES NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S
SEPARATE ACCOUNT.  INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL
RETURN SHOWN.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER
(SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).


FIDELITY ADVISOR ANNUITY FUND: HIGH YIELD FUND
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If the advisor had not reimbursed certain fund expenses, the total return would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED DECEMBER 31, 1995                LIFE OF
                                              FUND

High Yield                                    20.12%

Merrill Lynch High Yield Master               19.91%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on January 3, 1995.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for
example, generally move in the opposite
direction of interest rates. In turn, the share price,
return, and yield of a fund that invests in bonds
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
You can compare the fund's return to that of the Merrill Lynch High Yield Master Index - a broad measure of the high yield bond market. This benchmark includes reinvested dividends and capital gains, if any. Recent U.S. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.
$10,000 OVER LIFE OF FUND
           FA Annuity High Yield       ML High Yield Master
  01/03/95      10000.00                    10000.00
  01/31/95       9960.00                    10141.30
  02/28/95      10350.00                    10457.72
  03/31/95      10500.00                    10603.26
  04/30/95      10920.00                    10851.52
  05/31/95      11160.00                    11190.55
  06/30/95      11120.00                    11276.02
  07/31/95      11400.00                    11404.93
  08/31/95      11410.00                    11474.15
  09/30/95      11580.00                    11605.42
  10/31/95      11770.00                    11687.69
  11/30/95      11800.00                    11801.78
  12/29/95      12012.24                    11991.22

Let's say you invested $10,000 in High Yield Fund on January 3, 1995, when the fund started. By December 31, 1995, your investment would have grown to $12,012 - a 20.12% increase. That compares to $10,000 invested in the Merrill Lynch High Yield Master Index, which would have grown to $11,991 over the same period - a 19.91% increase.
INVESTMENT SUMMARY
TOP FIVE HOLDINGS AS OF DECEMBER 31, 1995
(BY ISSUER, EXCLUDING REPURCHASE AGREEMENTS)   % OF FUND'S
                                               INVESTMENTS

Tenet Healthcare Corp.                         5.2

SD Warren Co.                                  4.8

Comcast Cellular Corp.                         3.1

Corporate Express, Inc.                        2.7

Acetex Corp.                                   2.7

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
                     % OF FUND'S
                     INVESTMENTS

Media & Leisure      17.0

Basic Industries     13.7

Utilities            10.3

Retail & Wholesale   8.6

Nondurables          7.9

QUALITY DIVERSIFICATION AS OF DECEMBER 31, 1995
(MOODY'S RATINGS)   % OF FUND'S
                    INVESTMENTS

Aaa, Aa, A          0.0

Baa                 0.0

Ba                  11.9

B                   48.4

Caa, Ca, C          11.6

Nonrated            9.0

TABLE EXCLUDES SHORT-TERM INVESTMENTS.
FIDELITY ADVISOR ANNUITY FUND: HIGH YIELD FUND
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Margaret Eagle, Portfolio Manager of Advisor Annuity High Yield Fund
Q. HOW DID THE FUND PERFORM, MARGARET?
A. Fairly well. The fund beat the Merrill Lynch High Yield Master Index, which returned 19.91% for the life of the fund.
Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF THE FUND RELATIVE TO THE
INDEX?
A. Several holdings in particular did quite well, and I think that was the key. Echostar, a satellite broadcasting services company, was one example. The company is one of just three that have an orbital slot - an address in the sky, so to speak - which can broadcast to the United States, Canada and Mexico. The bonds appreciated significantly over the summer when the value of orbital slots became more apparent. Their prices were further boosted when they successfully launched a satellite at year-end. GPA, one of the world's largest aircraft leasing companies, also had a positive impact on the fund. Recently, GPA announced plans to securitize its aircraft and use the proceeds to pay its creditors. Also, supply and demand for narrow-bodied airplanes moved closer to equilibrium, reversing a long trend of oversupply. Finally, PanAmSat, a worldwide television broadcaster, did quite well, especially during the second half of the year. There's currently a large and growing backlog of television programs earmarked to be transmitted by PanAmSat.
Q. YOU BUILT A POSITION IN U.K.-BASED CABLE BONDS. WHY?
A. Many U.K. cable operators have come to the high-yield market in order to get capital to build their systems. These issues came at a good yield premium, as much as two percentage points higher than comparable bonds issued by U.S. cable operators. And the rate of growth of those operators is expected to outpace similar U.S. operators. What's interesting about the cable industry in the United Kingdom is that its penetration into the telephone business is much greater than its penetration in the television business. As the market became more optimistic about the prospects for these companies, their bond prices appreciated.
Q. WHICH INVESTMENTS DIDN'T TURN OUT AS YOU WOULD HAVE LIKED?
A. The refinery Transamerican was a disappointment. The company modified its original plans for construction of a refinery, which caused delays and increased construction costs. However, the asset protection of the company continued to be strong so I maintained the fund's stake in Transamerican bonds.
Q. BY THE END OF THE YEAR, THERE WERE INCREASING SIGNS THAT THE ECONOMY WAS SLOWING. HOW DID THAT AFFECT YOUR STRATEGY?
A. By the end of 1995, more cyclical bonds - that is, bonds issued by companies whose prospects tend to move in line with the health of the economy - widened out, meaning that the difference in yields for the lower-quality, higher-yielding bonds became greater than higher-quality bonds. In other words, the market was showing a preference for less cyclical issues. However, I continued to own some cyclical issues. I invest from the bottom up. That is, I invest credit by credit, company by company, looking for high total return potential. In looking for new investments, my preference is to be in high-current-yield bonds from companies where I see either stable or improving credit quality. As a result of this strategy, I found some cyclical companies that fit my investment parameters. What I try to do is choose cyclical companies that are in very good positions within their respective industries. Even though an industry may be cyclical, I look for something about the particular company that helps insulate it from that cyclicality, such as a niche product or a lower cost structure. Generally speaking, however, the fund had a lower-than-market weighting in cyclical issues at the end of the period.
Q. WHAT'S YOUR OUTLOOK?
A. In my view, the interest rate environment could be fairly benign for at least the first half of 1996. I think the Federal Reserve Board has been pretty good at orchestrating a "soft landing," in which economic growth is slow, but steady, and inflation reasonably low. Healthy, non-inflationary economic growth is positive for the high-yield market. But from a total-return perspective, it may be hard for high-yield bonds to have a repeat performance of their strong 1995 gains.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: to provide a high level of income and the potential for capital gains by investing primarily in high-yielding, lower-rated fixed-income securities
START DATE: January 3, 1995
SIZE: as of December 31, 1995, more than $41 million
MANAGER: Margaret Eagle, since January 1995;
joined Fidelity in 1980
(checkmark)
FIDELITY ADVISOR ANNUITY FUND: HIGH YIELD FUND
INVESTMENTS DECEMBER 31, 1995
Showing Percentage of Total Value of Investment in Securities


NONCONVERTIBLE BONDS - 78.8%
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
AEROSPACE & DEFENSE - 0.8%
Rohr, Inc. 11 5/8%, 5/15/03 Ba3 $ 70,000 $ 75,598
Wyman-Gordon Co. 10 3/4%,
 3/15/03 B1  250,000  262,500
  338,098
BASIC INDUSTRIES - 13.4%
CHEMICALS & PLASTICS - 2.7%
Acetex Corp. 9 3/4%,
 10/1/03 (e) B1  1,060,000  1,102,400
IRON & STEEL - 0.1%
Republic Engineered Steels, Inc.
 9 7/8%, 12/15/01 B2  70,000  62,825
METALS & MINING - 1.6%
Kaiser Aluminum & Chemical
 Corp. 12 3/4%, 2/1/03 B2  570,000  624,150
Sherritt, Inc. 10 1/2%, 3/31/14 B1  30,000  32,738
  656,888
PACKAGING & CONTAINERS - 1.1%
Gaylord Container 0%,
 5/15/05 (c) Caa  450,000  439,875
PAPER & FOREST PRODUCTS - 7.9%
Rapp International Finance Co.
 BV yankee 13 1/4%,
 12/15/05 Ba3  660,000  648,450
Repap New Brunswick, Inc.
 yankee 10 5/8%, 4/15/05 B2  100,000  97,750
SD Warren Co.
 12%, 12/15/04 B1  1,700,000  1,870,000
Stone Container Corp.:
 9 7/8%, 2/1/01 B1  90,000  87,525
 10 3/4%, 4/1/02 B2  70,000  68,775
 10 3/4%, 10/1/02 B1  120,000  124,200
 11 1/2%, 10/1/04 B1  50,000  50,000
Tjiwi Kimia International Finance
 Co. 13 1/4%, 8/1/01 Ba3  290,000  313,200
  3,259,900
TOTAL BASIC INDUSTRIES   5,521,888
DURABLES - 0.1%
TEXTILES & APPAREL - 0.1%
Fieldcrest Cannon, Inc. 11 1/4%,
 6/15/04 B1  60,000  57,600
ENERGY - 6.1%
ENERGY SERVICES - 0.1%
Empire Gas Corp. 7%,
 7/15/04 (d) Caa  60,000  51,600
OIL & GAS - 6.0%
Chesapeake Energy Corp.
 10 1/2%, 6/1/02 B1  600,000  628,500
Flores & Rucks, Inc. 13 1/2%,
 12/1/04 B3  390,000  442,650
Transamerican Refining Corp.
 16 1/2%, 2/15/02 (f) Caa  500,000  470,000
Transtexas Gas Corp.
 11 1/2%, 6/15/02 B2  700,000  719,250

  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
United Meridian Corp.
 10 3/8%, 10/15/05 B2 $ 190,000 $ 200,925
  2,461,325
TOTAL ENERGY   2,512,925
FINANCE - 1.5%
CREDIT & OTHER FINANCE - 1.4%
HMC Acquisition Properties, Inc.
 9%, 12/15/07 (e) Ba3  550,000  555,500
SAVINGS & LOANS - 0.1%
First Nationwide Holdings, Inc.
 12 1/4%, 5/15/01 Ba3  50,000  55,500
TOTAL FINANCE   611,000
HEALTH - 5.2%
MEDICAL FACILITIES MANAGEMENT - 5.2%
Tenet Healthcare Corp.
 8 5/8%, 12/1/03 Ba2  2,060,000  2,152,700
INDUSTRIAL MACHINERY & EQUIPMENT - 2.9%
INDUSTRIAL MACHINERY & EQUIPMENT - 2.3%
Calmar, Inc. 11 1/2%,
 8/15/05 (e) B3  750,000  761,250
Howmet Corp. 10%,
 12/1/03 (e) B3  40,000  42,000
MVE, Inc. 12 1/2%,
 2/15/02  B3  140,000  137,900
  941,150
POLLUTION CONTROL - 0.6%
Envirosource, Inc. 9 3/4%,
 6/15/03 B3  300,000  258,000
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   1,199,150
MEDIA & LEISURE - 13.1%
BROADCASTING - 6.8%
Allbritton Communications Co.
 11 1/2%, 8/15/20 B3  150,000  157,500
Cablevision System Corp.
 9 1/4%, 11/1/05 B3  400,000  418,000
Chancellor Broadcasting
 12 1/2%, 10/1/04 B3  120,000  128,400
Diamond Cable
 Communications PLC:
  0%, 9/30/04 (c) B3  860,000  604,150
  yankee 0%, 12/15/05 (c) B3  430,000  252,625
Peoples Choice TV Corp. Unit
 0%, 6/1/04 (c) Caa  1,280,000  745,600
Robin Media Group, Inc.
 11 1/8%, 4/1/97 -  520,000  520,000
  2,826,275
LODGING & GAMING - 4.0%
Grand Casinos, Inc.
 10 1/8%, 12/1/03 Ba3  450,000  469,125
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
MEDIA & LEISURE - CONTINUED
LODGING & GAMING - CONTINUED
HMH Properties, Inc.,
 9 1/2%, 5/15/05 B1 $ 210,000 $ 214,200
Mohegan Tribal Gaming
 Authority 13 1/2%,
 11/15/02 (e) -  290,000  314,650
Players International, Inc.
 10 7/8%, 4/15/05 Ba3  680,000  637,500
  1,635,475
RESTAURANTS - 2.3%
SC International Services, Inc.
 13%, 10/1/05 B3  880,000  932,800
TOTAL MEDIA & LEISURE   5,394,550
NONDURABLES - 7.8%
AGRICULTURE - 0.9%
Hines Horticulture, Inc.
 11 3/4%, 10/15/05 (e) B3  360,000  376,200
FOODS - 3.6%
Chiquita Brands International, Inc.:
 11 1/2%, 6/1/01 B3  500,000  516,250
 9 1/8%, 3/1/04 B1  450,000  443,250
Specialty Foods Corp.:
 11 1/8%, 10/1/02 B3  100,000  97,000
 11 1/4%, 8/15/03 Caa  500,000  445,000
  1,501,500
HOUSEHOLD PRODUCTS - 3.3%
McAndrews & Forbes Group,
 Inc. 12 1/4%, 7/1/96 -  50,000  50,250
Revlon Consumer Products Corp.
 10 1/2%, 2/15/03 B3  1,000,000  1,025,000
Revlon Worldwide Corp.
 secured 0%, 3/15/98 B3  370,000  274,263
  1,349,513
TOTAL NONDURABLES   3,227,213
RETAIL & WHOLESALE - 8.6%
APPAREL STORES - 0.4%
Apparel Retailers, Inc.
 0%, 8/15/05 (c) Caa  40,000  23,200
Mothers Work, Inc.
 12 5/8%, 8/1/05 B3  130,000  127,725
  150,925
DRUG STORES - 1.8%
Thrifty Payless Holdings, Inc.
 pay-in-kind 11 5/8%,
 4/15/06 (e) -  870,000  761,929
GROCERY STORES - 2.9%
Brunos, Inc. 10 1/2%, 8/1/05 B3  210,000  207,900
Dominick's Finer Foods, Inc.
 10 7/8%, 5/1/05 B3  200,000  213,000
Ralph's Grocery Co.
 11%, 6/15/05 B3  410,000  405,900
Star Markets, Inc. 13%,
 11/1/04 B3  370,000  376,475
  1,203,275

  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
RETAIL & WHOLESALE, MISCELLANEOUS - 3.5%
Alliance Entertainment Corp.
 11 1/4%, 7/15/05 B3 $ 320,000 $ 322,000
Corporate Expess, Inc.
 9 1/8%, 3/15/04 B3  1,100,000  1,108,250
  1,430,250
TOTAL RETAIL & WHOLESALE   3,546,379
SERVICES - 6.6%
ADVERTISING - 0.7%
Outdoor Systems, Inc.
 10 3/4%, 8/15/03 B2  290,000  279,850
LEASING & RENTAL - 2.7%
GPA Delaware, Inc. gtd.
 8 3/4%, 12/15/98 Caa  700,000  652,750
GPA Holland 8.94%, 2/16/99 -  500,000  450,000
  1,102,750
PRINTING - 3.2%
Herff Jones, Inc.
 11%, 8/15/05 B2  260,000  278,200
Sullivan Graphics, Inc.
 12 3/4%, 8/1/05  Caa  1,090,000  1,060,025
  1,338,225
TOTAL SERVICES   2,720,825
TECHNOLOGY - 2.2%
COMMUNICATIONS EQUIPMENT - 2.2%
Echostar Communications Corp.
 0%, 6/1/04 (c) Caa  1,340,000  897,800
TRANSPORTATION - 0.3%
AIR TRANSPORTATION - 0.3%
Trans World Airlines, Inc.
 12%, 11/3/98 -  20,000  17,500
US Air, Inc.:
 9 5/8%, 2/1/01 B3  70,000  61,425
 10%, 7/1/03 B3  40,000  35,000
  113,925
UTILITIES - 10.2%
CELLULAR - 9.4%
Comcast Cellular Corp.:
 Series A, 0% 3/5/00 B2  170,000  129,200
 Series B, 0%, 3/5/00 B2  1,500,000  1,140,000
Fonorola, Inc.
 12 1/2%, 8/15/02 B2  1,020,000  1,071,000
Mobilemedia Corp.
 9 3/8%, 11/1/07 B3  250,000  255,625
Pagemart Nationwide, Inc.
 0%, 2/1/05
 exchangeable (c) -  1,070,000  695,500
Paging Network, Inc.
 10 1/8%, 8/1/07 B2  520,000  566,150
  3,857,475
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
UTILITIES - CONTINUED
TELEPHONE SERVICES - 0.8%
Call-Net Enterprises, Inc.
 yankee 0%, 12/1/04 (c) B2 $ 140,000 $ 100,100
Peoples Telephone Co. 12 1/4%,
 7/15/02 B2  300,000  240,000
  340,100
TOTAL UTILITIES   4,197,575
TOTAL NONCONVERTIBLE BONDS
 (Cost $32,050,547)   32,491,628
COMMERCIAL MORTGAGE SECURITIES - 2.2%
Lennar Central Partners LP
 commercial Series 1995-1
 Class F, 11.70%, 5/15/05 (e) -  100,000  100,750
Resolution Trust Corp.:
 commercial Series 1994-C1
  Class E, 8%, 6/25/26 BB  373,899  327,161
 sequential pay Series 1994-C1
  Class F, 8%, 6/25/26 B  267,700  226,583
Whitehall Partners commercial
 Series 1995-C1 Class E,
 8.01%, 7/20/25 (e) -  272,000  259,420
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $893,085)   913,914
COMMON STOCKS - 0.4%
 SHARES
HEALTH - 0.0%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
MVE, Inc. (warrants) (a)   230  3,450
HOLDING COMPANIES - 0.1%
SDW Holdings Corp. (warrants) (a)  3,889  19,445
TECHNOLOGY - 0.3%
COMMUNICATIONS EQUIPMENT - 0.3%
Echostar Communications Corp.
 Class A   5,535  134,224
TOTAL COMMON STOCKS
 (Cost $24,571)   157,119
PREFERRED STOCKS - 6.1%
CONVERTIBLE PREFERRED STOCKS - 0.1%
UTILITIES - 0.1%
GAS - 0.1%
Columbia Gas System, Inc. (DECS)  638  26,078

 SHARES VALUE (NOTE 1)
NONCONVERTIBLE PREFERRED STOCKS - 6.0%
BASIC INDUSTRIES - 0.3%
PAPER & FOREST PRODUCTS - 0.3%
SD Warren Co. exchangeable
 pay-in-kind  3,889 $ 122,504
FINANCE - 0.9%
SAVINGS & LOANS - 0.9%
First Nationwide Bank 11 1/2%,  1,778  199,581
Greater New York Savings Bank
 Series B, 12%  5,660  162,725
  362,306
MEDIA & LEISURE - 3.9%
BROADCASTING - 3.9%
Cablevision System Corp.,
 Series G, exchangeable
 pay-in-kind (e)  6,234  645,219
PanAmSat Corp. 12 3/4%
 pay-in-kind  878  983,360
  1,628,579
NONDURABLES - 0.1%
HOUSEHOLD PRODUCTS - 0.1%
Revlon Group, Inc., Series B,
 $14.875 exchangeable  310  30,690
TECHNOLOGY - 0.8%
ELECTRONICS - 0.8%
Berg Electronics Holding Corp.,
 Series E, $3.4687 pay-in-kind  11,650  326,200
UTILITIES - 0.0%
GAS - 0.0%
Columbia Gas System, Inc.   1,043  25,684
TOTAL NONCONVERTIBLE PREFERRED STOCKS   2,495,963
TOTAL PREFERRED STOCKS
 (Cost $2,419,113)   2,522,041
REPURCHASE AGREEMENTS - 12.5%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.91% dated
 12/29/95 due 1/2/96  $ 5,178,398  5,175,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $40,562,316)  $ 41,259,702
LEGEND
1. Non-income producing
2. Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
4. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
5. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,919,318 or 11.9% of net assets.
6. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $47,835,694 and $12,777,097, respectively.
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.0% AAA, AA, A 0.0%
Baa 0.0% BBB 0.0%
Ba 11.9% BB 15.0%
B 48.4% B 48.5%
Caa 11.6% CCC 6.2%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
The percentage not rated by either S&P or Moody's amounted to 7.7%. FMR has determined that unrated debt securities that are lower quality account for 7.7% of the total value of investment in securities.
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States  89.8%
Canada  3.2
United Kingdom  3.0
Ireland  1.6
Netherlands   1.6
Others (individually less than 1%)  0.8
TOTAL  100.0%
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $40,562,316. Net unrealized appreciation aggregated $697,386, of which $1,034,267 related to appreciated investment securities and $336,881 related to depreciated investment securities.
FIDELITY ADVISOR ANNUITY FUND: HIGH YIELD FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $5,175,000) (cost $40,562,316) - See          $ 41,259,702
accompanying schedule

Cash                                                                                                                 2,464

Receivable for fund shares sold                                                                                      620,529

Dividends receivable                                                                                                 20,507

Interest receivable                                                                                                  634,017

 TOTAL ASSETS                                                                                                        42,537,219

LIABILITIES

Payable for investments purchased                                                                     $ 1,275,364

Accrued management fee                                                                                 27,315

Other payables and accrued expenses                                                                     11,032

 TOTAL LIABILITIES                                                                                                   1,313,711

NET ASSETS                                                                                                           $ 41,223,508

Net Assets consist of:

Paid in capital                                                                                                     $ 40,500,753

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  25,369

Net unrealized appreciation (depreciation) on investments                                                            697,386

NET ASSETS, for 3,560,826 shares outstanding                                                                        $ 41,223,508

NET ASSET VALUE, offering price                                                                                      $11.58
and redemption price per share ($41,223,508 (divided by) 3,560,826 shares)


STATEMENT OF OPERATIONS

 JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995

INVESTMENT INCOME                                                                $ 100,525
Dividends

Interest                                                                          1,344,418

 TOTAL INCOME                                                                     1,444,943

EXPENSES

Management fee                                                        $ 84,269

Transfer agent fees                                                    7,991

Accounting fees and expenses                                           44,637

Non-interested trustees' compensation                                  38

Custodian fees and expenses                                            10,891

Audit                                                                  16,236

Legal                                                                  35

Miscellaneous                                                          78

 Total expenses before reductions                                      164,175

 Expense reductions                                                    (22,881    141,294
                                                                      )

NET INVESTMENT INCOME                                                             1,303,649

REALIZED AND UNREALIZED GAIN (LOSS)                                               124,375
Net realized gain (loss) on
investment securities

Change in net unrealized appreciation (depreciation)                              697,386
on investment securities

NET GAIN (LOSS)                                                                   821,761

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 2,125,410


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   JANUARY 3, 1995
                                    (COMMENCEMENT
                                    OF
                                    OPERATIONS) TO
                                    DECEMBER 31,
                                    1995


Operations                                                                  $ 1,303,649
Net investment income

 Net realized gain (loss)                                                    124,375

 Change in net unrealized appreciation (depreciation)                        697,386

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             2,125,410

Distributions to shareholders                                                (1,337,415)
From net investment income

 From net realized gain                                                      (65,240)

 TOTAL DISTRIBUTIONS                                                         (1,402,655)

Share transactions                                                           40,127,909
Net proceeds from sales of shares

 Reinvestment of distributions                                               1,402,655

 Cost of shares redeemed                                                     (1,029,811)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS     40,500,753

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                    41,223,508

NET ASSETS

 Beginning of period                                                         -

 End of period                                                              $ 41,223,508

OTHER INFORMATION
Shares

 Sold                                                                        3,529,704

 Issued in reinvestment of distributions                                     121,758

 Redeemed                                                                    (90,636)

 Net increase (decrease)                                                     3,560,826



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          JANUARY 3, 1995
                          (COMMENCEMENT
                          OF
                          OPERATIONS) TO
                          DECEMBER 31,
                          1995

SELECTED PER-SHARE DATA




Net asset value, beginning of period                   $ 10.000

Income from Investment Operations                      .410
Net investment income

 Net realized and unrealized gain (loss)               1.600

 Total from investment operations                      2.010

Less Distributions                                     (.410)
From net investment income

 From net realized gain                                (.020)

 Total distributions                                   (.430)

Net asset value, end of period                         $ 11.580

TOTAL RETURN B, C                                      20.12%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                $ 41,224

Ratio of expenses to average net assets                1.00% A,
                                                       D

Ratio of net investment income to average net assets   9.23% A

Portfolio turnover rate                                98% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
TOTAL RETURN DOES NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE
TOTAL RETURN SHOWN.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE
RATIO WOULD HAVE BEEN HIGHER
(SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).


FIDELITY ADVISOR ANNUITY FUND: INCOME & GROWTH FUND
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If the advisor had not reimbursed certain fund expenses, the total return would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED DECEMBER 31, 1995                     LIFE OF
                                                   FUND

Income & Growth Fund                               13.92%

S&P 500                                            37.56%

Lehman Brothers Aggregate Bond Index               18.47%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on January 3, 1995.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for example,
has a history of growth in the long run and volatility
in the short run. In turn, the share price and return
of a fund that invests in stocks will vary. That
means if you sell your shares during a market
downturn, you might lose money. But if you can
ride out the market's ups and downs, you may
have a gain.
(checkmark)
You can compare the fund's return to the performance of the Standard & Poor's Composite Index of 500 Stocks- a common proxy for the U.S. stock market - and the performance of the Lehman Brothers Aggregate Bond Index, a broad measure of the bond market. These benchmarks include reinvested dividends and capital gains, if any.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
           FA Annuity Inc & Grwth      SP Standard & Poor 500      LB
Aggregate Bond
  01/03/95      10000.00                    10000.00
10000.00
  01/31/95       9990.00                    10258.23
10197.90
  02/28/95      10190.00                    10658.00
10440.37
  03/31/95      10260.00                    10972.51
10504.42
  04/30/95      10390.00                    11295.66
10651.15
  05/31/95      10610.00                    11747.14
11063.32
  06/30/95      10740.00                    12020.03
11144.43
  07/31/95      10880.00                    12418.61
11119.54
  08/31/95      10920.00                    12449.78
11253.74
  09/30/95      11020.00                    12975.16
11363.22
  10/31/95      10890.00                    12928.84
11511.00
  11/30/95      11210.00                    13496.42
11683.49
  12/29/95      11391.59                    13756.36
11847.46

Let's say you invested $10,000 in Income & Growth Fund on January 3, 1995, when the fund started. By December 31, 1995, your investment would have grown to $11,392 - a 13.92% increase. For comparison, look at how both the S&P 500 and Lehman Brothers Aggregate Bond Index did over the same period. With dividends reinvested, the same $10,000 investment in the S&P 500 would have grown to $13,756 - a 37.56% increase. If you had put $10,000 in the bond index, it would have grown to $11,847 - an 18.47% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1995
                                           % OF FUND'S
                                           INVESTMENTS

Bell Atlantic Corp.                        2.3

Occidental Petroleum Corp. Indexed $3.00   1.2

Caterpillar, Inc.                          1.1

Reynolds Metals Co.                        1.1

Sekisui Chemical Co. Ltd.                  1.0

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
                                   % OF FUND'S
                                   INVESTMENTS

Basic Industries                   8.6

Technology                         6.4

Utilities                          5.2

Industrial Machinery & Equipment   4.6

Energy                             3.8

ASSET ALLOCATION AS OF DECEMBER 31, 1995*
Row: 1, Col: 1, Value: 2.4
Row: 1, Col: 2, Value: 8.300000000000001
Row: 1, Col: 3, Value: 46.6
Row: 1, Col: 4, Value: 42.7
Stocks and
equity futures  44.7%
Bonds  46.6%
Short-term investments 8.3%
Other investments
0.4%
FOREIGN INVESTMENTS 17.5%
*
FIDELITY ADVISOR ANNUITY FUND: INCOME & GROWTH FUND
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Robert Haber, Portfolio Manager of Fidelity Advisor Annuity Income & Growth Fund
Q. HOW HAS THE FUND PERFORMED, BOB?
A. When analyzing the fund's performance, it's important to remind shareholders of the following. Because the fund invests in both stocks and bonds, in theory, its total return should fall somewhere between its two benchmark indexes, the Standard & Poor's Composite Index of 500 Stocks and the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of U.S. taxable bonds. However, the fund's total return from its inception on January 3, 1995, through December 31, 1995, trailed both the S&P 500, which returned 37.56% during the same period, and the Lehman Brothers Bond index, which returned 18.47%.
Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?
A. Throughout my tenure on the fund, I have focused on maximizing rewards and managing risk. Going into the period, I found stocks to be high-priced. As a result, I put more of the fund's assets into bonds, as a defensive move. That turned out to be a move that hurt the fund's performance, as stocks continued to perform very well. In addition, within the context of this strategy, I made some tactical moves that detracted from performance. First of all, while I positioned the fund's bond investments aggressively - increasing their duration, or sensitivity to interest rates - I wasn't aggressive enough. That is, I anticipated this year's drop in interest rates - and rise in bond prices - but didn't foresee the magnitude of that drop; the fund would have done better with an even longer duration. This year's rally was unusual in that rates in the market started dropping before the Federal Reserve Board even finished raising short-term rates in early 1995. I could have responded more quickly. So while the fund's bonds have been good contributors, they weren't aggressively positioned enough to fully take advantage of the market rally.
Q. WHAT CHANGES HAVE YOU MADE TO THE FUND'S BOND INVESTMENTS?
A. Lately, I positioned them more aggressively than they had been earlier in the period. That is, I increased their overall duration, or sensitivity to interest rates. Faced with a weakening economy, I like the prospects for bonds. In terms of security selection, almost all of the fund's fixed-income investments are Treasury issues. Yield spreads - the difference in yield between bonds with the same maturity but different credit quality - are quite narrow, meaning there is little incentive to invest in lower credit issues or other options such as mortgage-backed securities.
Q. WHAT ABOUT THE FUND'S EQUITY INVESTMENTS?
A. On the stock side, the fund was heavily invested in cyclicals - stocks that tend to rise and fall with the economy - which lagged the market, even though many of these companies posted strong earnings. Reynolds Metals, for example, showed strong earnings growth but its stock did not respond. Signs of an economic slowdown, I believe, detracted from investors' interest in these stocks.
Q. WHICH STOCK INVESTMENTS HELPED THE FUND'S PERFORMANCE?
A. Two investments that contributed well were Bell Atlantic and Chrysler. Bell Atlantic had a strong dividend yield, with earnings that grew steadily regardless of the economic climate. Chrysler benefited from a solid product line, had a good balance sheet, and I found its stock to be very cheap. In addition, it had a high dividend relative to the market, one of the aspects I focused on as a defensive measure in this market.
Q. LET'S TAKE A LOOK AT THE NEXT SIX MONTHS. WHAT'S YOUR OUTLOOK?
A. I'm concerned about the stock market because I still find valuations to be high and expect earnings to decelerate as the economy slows further. With the economic slowdown, I anticipate that lower interest rates will ensue. As a result, I'm looking to use the fund's bond investments both defensively - investing more there to insulate the fund from exposure to a suspect stock market - and offensively - as a way to take advantage of falling rates. On the stock side, I'm sticking with cyclicals. Historically, when cyclical stocks get as cheap as they have, and when rates start falling, investors start to think about the next economic expansion and migrate toward cyclical issues. As a result, I'm focusing on cyclical stocks that have strong earnings potential and attractive prices. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: to provide income and growth of capital by investing in a diversified portfolio of stocks and bonds
START DATE: January 3, 1995
SIZE: as of December 31, 1995, more than $43 million
MANAGER: Robert Haber, since January 1995;
joined Fidelity in 1985
(checkmark)
FIDELITY ADVISOR ANNUITY FUND: INCOME & GROWTH FUND
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 38.9%
 SHARES
AEROSPACE & DEFENSE - 1.1%
AEROSPACE & DEFENSE - 0.3%
Aviall, Inc.  800 $ 7,500
Flightsafety International, Inc.   1,200  60,300
Teleflex, Inc.   1,400  57,400
  125,200
DEFENSE ELECTRONICS - 0.8%
Litton Industries, Inc. (a)  7,300  325,082
TOTAL AEROSPACE & DEFENSE   450,282
BASIC INDUSTRIES - 7.7%
CHEMICALS & PLASTICS - 2.8%
Albemarle Corp.   3,600  69,750
Fuller (H.B.) Co.   300  10,425
IMC Fertilizer Group, Inc.   500  20,438
International Specialty Products, Inc.   3,300  35,888
Kemira OY  8,400  70,287
Nippon Shokubai Co. Ltd.   10,000  97,679
Praxair, Inc.   6,700  225,288
Rohm & Haas Co.   1,900  122,313
Sekisui Chemical Co. Ltd.   30,000  441,006
Valspar Corp.   1,900  84,788
Witco Corp.   500  14,625
  1,192,487
IRON & STEEL - 0.4%
Kobe Steel (a)  34,000  104,894
NKK Corp. (a)  13,000  34,952
Nucor Corp.   800  45,700
  185,546
METALS & MINING - 4.4%
Alcan Aluminium Ltd.   1,100  34,165
Aluminum Co. of America  600  31,725
Capral Aluminum Ltd.   46,100  112,995
Comalco Ltd.   29,200  156,373
Eramet SA  1,288  84,003
Falconbridge Ltd.   5,300  111,105
Falconbridge Ltd.
 1st installment receipt (f)  39,500  343,799
IMCO Recycling, Inc.   900  22,050
Inco Ltd.   6,200  205,061
Kaiser Aluminum Corp. (a)  4,700  61,100
Pechiney SA (warrants) (a)  1,600  3
QNI Ltd.   79,200  165,770
Reynolds Metals Co.   8,000  453,000
Sherritt, Inc.  4,700  57,420
Wolverine Tube, Inc. (a)  1,200  45,000
  1,883,569
PAPER & FOREST PRODUCTS - 0.1%
Albany International Corp. Class A  2,200  39,875
TOTAL BASIC INDUSTRIES   3,301,477
CONGLOMERATES - 0.5%
Harris Corp.   2,000  109,250
Mark IV Industries, Inc.   5,100  100,725
Textron, Inc.   200  13,500
  223,475
CONSTRUCTION & REAL ESTATE - 1.9%
BUILDING MATERIALS - 0.3%
Kurimoto  2,000  20,309
Masco Corp.   200  6,275
Sherwin-Williams Co.   2,000  81,500
  108,084

 SHARES
CONSTRUCTION - 0.8%
American Buildings Co. (a)  2,000 $ 45,000
Castle & Cooke, Inc.  133  1,963
Daiwa House Industry Co. Ltd.   3,000  49,323
Daiwa House Industry Co. Ltd.
 (warrants) (a)  200  75,000
Webb (Del E.) Corp.   7,800  156,975
  328,261
REAL ESTATE INVESTMENT TRUSTS - 0.8%
CBL & Associates Properties, Inc.   500  10,875
CenterPoint Properties Corp.   600  13,875
Colonial Properties Trust (SBI)  400  10,200
Equity Residential Properties Trust (SBI)  1,600  49,000
Franchise Finance Corp. of America  1,600  36,200
Highwoods Properties, Inc.   300  8,475
LTC Properties, Inc.   2,400  36,000
Liberty Property Trust (SBI)  700  14,525
National Golf Properties, Inc.   1,800  41,175
Shurgard Storage Centers, Inc.   600  16,200
Sovran Self Storage, Inc.   300  7,913
Speiker Properties, Inc.   3,500  87,938
Starwood Lodging Trust combined
 certificate (SBI)  500  14,875
Weeks Corp.  200  5,025
  352,276
TOTAL CONSTRUCTION & REAL ESTATE   788,621
DURABLES - 1.8%
AUTOS, TIRES, & ACCESSORIES - 1.4%
Borg-Warner Automotive, Inc.   2,200  70,400
Chrysler Corp.   2,200  121,825
Dana Corp.   400  11,700
General Motors Corp.   1,800  95,175
Johnson Controls, Inc.   2,800  192,500
Snap-on Tools Corp.   2,100  95,025
  586,625
HOME FURNISHINGS - 0.2%
Leggett & Platt, Inc.   1,900  46,075
Heilig-Meyers Co.   1,200  22,050
Herman Miller, Inc.   1,100  33,000
  101,125
TEXTILES & APPAREL - 0.2%
Guilford Mills, Inc.   800  16,300
Kellwood Co.   1,200  24,450
Mohawk Industries, Inc. (a)  4,000  62,500
  103,250
TOTAL DURABLES   791,000
ENERGY - 2.2%
ENERGY SERVICES - 0.8%
Nabors Industries, Inc. (a)  8,400  93,450
Newpark Resources, Inc.  1,100  24,475
Petroleum Helicopters, Inc. (non-vtg.)  1,200  17,100
Production Operators Corp.   1,300  42,900
Transocean Drilling AS (a)  3,750  64,722
Weatherford Enterra, Inc. (a)  3,600  103,950
  346,597
OIL & GAS - 1.4%
Atlantic Richfield Co.   1,900  210,425
British Petroleum PLC ADR  14  1,430
Chieftain International, Inc. (a)  2,000  35,182
COMMON STOCKS - CONTINUED
 SHARES
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Coastal Corp. (The)  3,400 $ 126,650
Kerr-McGee Corp.   100  6,350
Santa Fe Energy Resources, Inc. (a)  12,300  118,388
Wascana Energy, Inc. (a)  8,800  83,043
  581,468
TOTAL ENERGY   928,065
FINANCE - 2.6%
BANKS - 0.4%
Fuji Bank  3,000  66,151
Sakura Bank Ltd.   6,000  76,015
  142,166
INSURANCE - 1.1%
ACE Ltd.   4,300  170,925
Allmerica Financial Corp.   100  2,700
Capital RE Corp.   200  6,150
Liberty Corp. (The)  1,600  54,000
MMI Companies, Inc.   500  12,000
Old Republic International Corp.   2,100  74,550
USLIFE Corp.   5,500  164,313
  484,638
SECURITIES INDUSTRY - 1.1%
Daiwa Securities Co. Ltd.   23,000  351,451
Kokusai Securities Co. Ltd.   2,000  31,915
New Japan Securities  5,000  32,205
Wako Securities  6,000  53,153
  468,724
TOTAL FINANCE   1,095,528
HEALTH - 1.0%
DRUGS & PHARMACEUTICALS - 0.1%
Pharmacia & Upjohn, Inc.   580  22,475
MEDICAL EQUIPMENT & SUPPLIES - 0.3%
Advanced Technology
 Laboratories, Inc. (a)  900  22,050
Bergen Brunswig Corp. Class A  3,300  82,088
Cardinal Health, Inc.   400  21,900
St. Jude Medical, Inc. (a)  600  25,800
  151,838
MEDICAL FACILITIES MANAGEMENT - 0.6%
Foundation Health Corp. (a)  1,700  73,100
Integrated Health Services, Inc.   300  7,500
Summit Care Corp. (a)  700  16,013
Tenet Healthcare Corp. (a)  900  18,675
United HealthCare Corp.   2,100  137,550
  252,838
TOTAL HEALTH   427,151
INDUSTRIAL MACHINERY & EQUIPMENT - 3.8%
ELECTRICAL EQUIPMENT - 1.6%
Allen Group, Inc. (The)  3,600  80,550
California Microwave Corp. (a)  1,700  28,263
Mitsubishi Electric Co. Ord.   20,000  143,714
Omron Corp.   19,000  437,331
  689,858
INDUSTRIAL MACHINERY & EQUIPMENT - 1.9%
Allied Products Corp.   700  16,800
Caterpillar, Inc.   7,800  458,250
Dover Corp.   100  3,688

 SHARES
FSI International, Inc. (a)  2,000 $ 40,500
IDEX Corp.   400  16,400
Parker-Hannifin Corp.   2,900  99,325
Timken Co.   2,800  107,100
Toro Co.   2,100  69,038
  811,101
POLLUTION CONTROL - 0.3%
Browning-Ferris Industries, Inc.   4,500  132,750
Safety Kleen Corp.   300  4,688
  137,438
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   1,638,397
MEDIA & LEISURE - 0.8%
BROADCASTING - 0.1%
American Telecasting, Inc. (a)  2,500  36,250
CAI Wireless Systems, Inc. (a)  2,400  23,100
  59,350
LEISURE DURABLES & TOYS - 0.6%
Brunswick Corp.   10,400  249,600
PUBLISHING - 0.1%
Banta Corp.   200  8,800
Belo (A.H.) Corp. Class A  900  31,275
  40,075
TOTAL MEDIA & LEISURE   349,025
NONDURABLES - 1.5%
BEVERAGES - 0.5%
Anheuser-Busch Companies, Inc.   1,300  86,938
Brahma (Cia Cervejaria) PN Class B
 (Pfd. Reg.)  111,600  45,929
Panamerican Beverages, Inc. Class A  2,500  80,000
  212,867
FOODS - 0.1%
Chiquita Brands International, Inc.   3,000  41,250
Dole Food, Inc.   400  14,000
  55,250
HOUSEHOLD PRODUCTS - 0.5%
First Brands Corp.   2,900  138,113
Stanhome, Inc.   2,200  64,075
  202,188
TOBACCO - 0.4%
Philip Morris Companies, Inc.   1,500  135,750
RJR Nabisco Holdings Corp.   1,300  40,138
  175,888
TOTAL NONDURABLES   646,193
PRECIOUS METALS - 1.4%
Barrick Gold Corp.   2,400  63,327
Coeur d'Alene Mines Corp.   1,900  32,538
Echo Bay Mines Ltd.   15,746  164,460
Free State Consolidated Gold Mines Ltd.:
 ADR  3,500  25,375
 Ord.   2,400  17,940
Hecla Mining Co. (a)  5,300  36,438
Pegasus Gold, Inc. (a)  6,900  96,090
Vaal Reefs Exploration & Mining Co.
 Ltd. ADR  2,900  18,488
Western Mining Holdings Ltd.   24,400  156,584
  611,240
COMMON STOCKS - CONTINUED
 SHARES
RETAIL & WHOLESALE - 2.3%
DRUG STORES - 0.1%
Rite Aid Corp.   1,200 $ 41,100
GENERAL MERCHANDISE STORES - 0.5%
Consolidated Stores Corp. (a)  1,800  39,150
Ito-Yokado Co. Ltd.   2,000  123,017
Proffitts, Inc. (a)  1,500  39,375
  201,542
GROCERY STORES - 0.3%
Vons Companies, Inc. (a)  5,000  141,250
RETAIL & WHOLESALE, MISCELLANEOUS - 1.4%
Duty Free International, Inc.   2,100  33,600
Fingerhut Companies, Inc.   5,600  77,700
Pier 1 Imports, Inc.   13,500  153,563
Tandy Corp.   3,800  157,700
Uny Co. Ltd.   6,000  112,573
Waban, Inc. (a)  3,700  69,375
  604,511
TOTAL RETAIL & WHOLESALE   988,403
SERVICES - 0.4%
PRINTING - 0.2%
Deluxe Corp.   3,000  87,000
SERVICES - 0.2%
CDI Corp. (a)  2,000  36,000
Interim Services, Inc. (a)  1,000  34,750
  70,750
TOTAL SERVICES   157,750
TECHNOLOGY - 4.9%
COMPUTER SERVICES & SOFTWARE - 1.6%
BancTec, Inc. (a)  5,900  109,150
Black Box Corp. (a)  2,000  32,750
ECI Telecom Ltd.   10,300  234,969
FTP Software, Inc. (a)  2,900  84,100
Landmark Graphics Corp. (a)  1,700  39,525
Policy Management Systems Corp. (a)  1,600  76,200
SunGard Data Systems, Inc. (a)  4,100  116,850
  693,544
COMPUTERS & OFFICE EQUIPMENT - 1.7%
Canon, Inc.   15,000  271,277
Compaq Computer Corp.   1,400  67,200
Pitney Bowes, Inc.   1,800  84,600
Read Rite Corp. (a)  1,500  34,875
Ricoh Co. Ltd. Ord.   26,000  284,139
  742,091
ELECTRONICS - 1.6%
AMP, Inc.   2,600  99,775
Nitto Denko Corp.   16,000  247,582
Nichicon Corp.   4,000  58,801
Rohm Co. Ltd.   4,000  225,532
Wako Electric Co. Ltd.   2,000  46,422
  678,112
TOTAL TECHNOLOGY   2,113,747
TRANSPORTATION - 0.7%
AIR TRANSPORTATION - 0.2%
Alaska Air Group, Inc. (a)  1,400  22,750
Atlantic Southeast Airlines, Inc.   3,800  81,700
  104,450

 SHARES
RAILROADS - 0.5%
Illinois Central Corp., Series A  3,500 $ 134,313
Union Pacific Corp.   900  59,400
  193,713
TOTAL TRANSPORTATION   298,163
UTILITIES - 4.3%
GAS - 0.1%
Aquila Gas Pipeline Corp.   1,600  20,600
Questar Corp.   600  20,100
  40,700
TELEPHONE SERVICES - 4.2%
Ameritech Corp.  2,900  171,100
Bell Atlantic Corp.   14,700  983,063
Frontier Corp.   3,300  99,000
Pacific Telesis Group  6,400  215,200
Sprint Corp.   2,000  79,750
Telebras sponsored ADR  1,000  47,375
Telebras PN (Pfd. Reg.)  4,601,900  221,584
  1,817,072
TOTAL UTILITIES   1,857,772
TOTAL COMMON STOCKS
 (Cost $16,192,947)   16,666,289
PREFERRED STOCKS - 2.4%
CONVERTIBLE PREFERRED STOCKS - 2.4%
BASIC INDUSTRIES - 0.6%
METALS & MINING - 0.6%
Alumax, Inc., Series A, $4.00  1,100  141,350
Kaiser Aluminum Corp. $0.96  5,200  66,950
Reynolds Metals Co. $3.31  900  45,563
  253,863
ENERGY - 1.4%
OIL & GAS - 1.4%
Occidental Petroleum Corp.
 Indexed $3.00  8,200  509,425
Santa Fe Energy Resources, Inc. $.732  3,900  38,513
Unocal Corp. $3.50 (b)  1,300  70,200
  618,138
FINANCE - 0.1%
SAVINGS & LOANS - 0.1%
Glendale Federal Bank,
 Series E, $2.1875  700  31,675
NONDURABLES - 0.3%
TOBACCO - 0.3%
RJR Nabisco Holdings Corp.,
 Series C, depositary shares
 representing 1/10 pfd  22,800  145,350
TOTAL CONVERTIBLE PREFERRED STOCKS   1,049,026
PREFERRED STOCKS - CONTINUED
 SHARES
NONCONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCE - 0.0%
SAVINGS & LOANS - 0.0%
Greater New York Savings Bank
 Series B, perpetual 12%  231 $ 6,641
TOTAL PREFERRED STOCKS
 (Cost $1,037,832)   1,055,667
CORPORATE BONDS - 6.0%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT
CONVERTIBLE BONDS - 2.6%
BASIC INDUSTRIES - 0.3%
METALS & MINING - 0.3%
Inco Ltd. 5 3/4%, 7/1/04 Baa $ 110,000  145,200
CONSTRUCTION & REAL ESTATE - 0.1%
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Liberty Property exchangeable
 8%, 7/1/01 -  31,000  31,814
ENERGY - 0.2%
OIL & GAS - 0.2%
Horsham Corp. 3 1/4%,
 12/10/18 Ba2  75,000  69,375
FINANCE - 0.1%
CREDIT & OTHER FINANCE - 0.1%
Huntingdon International
 Holdings PLC:
  7 1/2%, 9/25/06 -  70,000  51,800
  euro 7 1/2%, 9/25/06 -  5,000  3,850
  55,650
RETAIL & WHOLESALE - 0.2%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.2%
Lowe's Companies, Inc. 3%,
 7/22/03 A3  57,000  74,385
TECHNOLOGY - 1.5%
COMPUTERS & OFFICE EQUIPMENT - 0.9%
Acer, Inc. euro 4%, 6/10/01 -  50,000  145,000
Canon, Inc. 1.30%,
 12/19/08 A JPY 18,000,000  221,083
  366,083
ELECTRONICS - 0.6%
Nitto Denko Corp.
 3.90%, 3/30/ 01 Baa JPY 13,000,000  160,803
United Microelectronics Corp.
 euro 1 1/4%, 6/8/04 -  85,000  106,250
  267,053
TOTAL TECHNOLOGY   633,136
TRANSPORTATION - 0.2%
AIR TRANSPORTATION - 0.2%
AMR Corp. 6 1/8%,
 11/1/24 Ba2  76,000  78,850
TOTAL CONVERTIBLE BONDS   1,088,410

  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - 3.4%
AEROSPACE & DEFENSE - 0.0%
Alliant Techsystems, Inc.
 11 3/4%, 3/1/03 B2 $ 13,000 $ 14,365
BASIC INDUSTRIES - 0.0%
CHEMICALS & PLASTICS - 0.0%
NL Industries, Inc. 0%,
 10/15/05 (c) B2  20,000  15,400
DURABLES - 0.1%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Lear Seating Corp. 8 1/4%,
 2/1/02 B2  40,000  39,200
ENERGY - 0.0%
OIL & GAS - 0.0%
Wainoco Oil Corp. 12%,
 8/1/02 B1  10,000  9,675
FINANCE - 0.0%
INSURANCE - 0.0%
American Life Holdings
 11 1/4%, 9/15/04 B1  4,000  4,200
INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%
Tenneco, Inc. 7 7/8%,
 10/1/02 Baa  300,000  327,651
MEDIA & LEISURE - 0.0%
LODGING & GAMING - 0.0%
Stratosphere Corp. 14 1/4%,
 5/15/02 B2  10,000  11,300
NONDURABLES - 1.3%
FOODS - 1.2%
Chiquita Brands International, Inc.
 9 5/8%, 1/15/04 B1  4,000  4,030
Nabisco, Inc. 6.70%, 6/15/02 Baa  250,000  254,223
Quaker Oats Co.:
 9.05%, 12/15/03 A3  100,000  118,175
 9.10%, 12/15/03 A3  100,000  118,486
  494,914
HOUSEHOLD PRODUCTS - 0.1%
Revlon Consumer Products Corp.
 10 1/2%, 2/15/03 B3  15,000  15,375
Revlon Worldwide Corp.
 secured 0%, 3/15/98 B3  20,000  14,825
  30,200
TOTAL NONDURABLES   525,114
RETAIL & WHOLESALE - 0.3%
DRUG STORES - 0.1%
Thrifty Payless, Inc. 12 1/4%,
 4/15/04 B3  27,000  28,755
GROCERY STORES - 0.2%
Pathmark Stores, Inc.
 0%, 11/1/03 (c) B3  170,000  104,125
TOTAL RETAIL & WHOLESALE   132,880
CORPORATE BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
TRANSPORTATION - 0.0%
AIR TRANSPORTATION - 0.0%
US Air, Inc.:
 9 5/8%, 2/1/01 B3 $ 2,000 $ 1,755
 10%, 7/1/03 B3  10,000  8,750
  10,505
UTILITIES - 0.9%
GAS - 0.9%
Columbia Gas System, Inc.
 6.61%, 11/28/02 Baa  379,000  385,864
TOTAL NONCONVERTIBLE BONDS   1,476,154
TOTAL CORPORATE BONDS
 (Cost $2,592,492)   2,564,564
U.S. TREASURY OBLIGATIONS - 38.5%
7 1/4%, 11/15/96 Aaa  196,000  199,246
6 1/2%, 5/15/97 Aaa  140,000  142,341
8 1/2%, 5/15/97 Aaa  1,390,000  1,449,506
5 7/8% 7/31/97 Aaa  868,000  876,680
7 3/4%, 12/31/99 Aaa  410,000  444,916
7 7/8%, 8/15/01 Aaa  500,000  558,435
8 1/8%, 8/15/19 Aaa  443,000  557,002
7 1/2%, 11/15/24 Aaa  2,105,000  2,530,273
7 5/8%, 2/15/25 Aaa  5,336,000  6,524,914
6 7/8%, 8/15/25 (e) Aaa  2,865,000  3,231,176
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $15,976,534)   16,514,489
U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - 2.1%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
7%, 10/15/23 to 12/15/25  Aaa  594,001  600,976
7%, 1/15/26 (d) Aaa  300,000  303,468
TOTAL U.S. GOVERNMENT AGENCY -
 MORTGAGE-BACKED SECURITIES
 (Cost $896,189)   904,444
REPURCHASE AGREEMENTS - 11.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.91% dated
 12/29/95 due 1/2/96  $ 5,000,281  4,997,000
PURCHASED OPTIONS - 0.4%
   EXPIRATION DATE/ UNDERLYING FACE VALUE
  STRIKE PRICE AMOUNT AT VALUE (NOTE 1)
1,350,000 J. Aron and
 Co. OTC Put Options March 96/
 on Japanese Yen  93.10 $ 1,214,231 $ 124,355
400,000 Swiss Bank
 Corp. OTC Put
 Options on   March 96/
 Japanese Yen  93.58  361,627  34,250
250,000 Swiss Bank
 Corp. OTC Put Options  April 96/
 on Japanese Yen  95.33  230,243  17,850
1,100,000 Goldman Sachs
 and Co. Put Options
 on U.S. Treasury
 bonds, 6 7/8%,   Jan. 96/
 8/15/25  109.078125  1,239,117  688
1,100,000 Lehman
 Brothers Put Options
 on U.S. Treasury
 bonds, 7 5/8%,   Jan. 96/
 2/15/25  118.125  1,342,330  258
TOTAL PURCHASED OPTIONS
 (Cost $125,354)   177,401
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $41,818,348)  $ 42,879,854
FUTURES CONTRACTS
   EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
5 Midcap 400 Stock
 Index Contracts  March 96 $ 545,125 $ (6,869)
9 Nikkei 225 Stock
 Index Contracts  March 96  902,700  10,968
   $ 4,099
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 3.4%
CURRENCY ABBREVIATIONS
CAD - Canadian dollar
JPY - Japanese yen
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $70,200 or 0.2% of net assets.
3. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
4. Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
5. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,127,810.
6. Purchased on an installment basis. Market value reflects only those payments made through December 31, 1995. The remaining installments aggregating CAD 750,500 are due July 31, 1996 and January 31, 1997.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $69,250,761 and $31,038,604, respectively, of which U.S. government and government agency obligations aggregated $33,672,341 and $15,265,334, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms amounted to $12,251 for the period (see Note 4 of Notes to Financial Statements).
The market value of futures contracts opened and closed during the period amounted to $12,372,461 and $11,034,588, respectively.
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 41.9% AAA, AA, A 39.8%
Baa 3.0% BBB 2.6%
Ba 0.3% BB 0.2%
B 0.6% B 0.6%
Caa 0.0% CCC 0.0%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
The percentage not rated by either S&P or Moody's amounted to 0.8%. Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   82.5%
Japan   9.7
Canada   3.3
Australia   1.3
Others (individually less than 1%)   3.2
TOTAL  100.0%
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $41,832,392. Net unrealized appreciation aggregated $1,047,462, of which $1,563,477 related to appreciated investment securities and $516,015 related to depreciated investment securities.
The fund hereby designates $64,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 1995, the fund was required to defer $3,096 of losses on futures contracts and options.
FIDELITY ADVISOR ANNUITY FUND: INCOME & GROWTH FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $4,997,000) (cost $41,818,348) - See          $ 42,879,854
accompanying schedule

Cash                                                                                                                 695

Receivable for investments sold                                                                                      698,218

Receivable for fund shares sold                                                                                      732,800

Dividends receivable                                                                                                 30,912

Interest receivable                                                                                                  367,234

Receivable for daily variation on futures contracts                                                                  5,887

 TOTAL ASSETS                                                                                                       44,715,600

LIABILITIES

Payable for investments purchased                                                                     $ 1,199,097
Regular delivery

 Delayed delivery                                                                                      302,631

Accrued management fee                                                                                  32,722

Other payables and accrued expenses                                                                     25,916

 TOTAL LIABILITIES                                                                                                    1,560,366

NET ASSETS                                                                                                           $ 43,155,234

Net Assets consist of:

Paid in capital                                                                                                     $ 41,917,692

Undistributed net investment income                                                                                  2,907

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  169,093

Net unrealized appreciation (depreciation) on investments                                                            1,065,542
and assets and liabilities in
foreign currencies

NET ASSETS, for 3,863,221 shares outstanding                                                                        $ 43,155,234

NET ASSET VALUE, offering price                                                                                      $11.17
and redemption price per share ($43,155,234 (divided by) 3,863,221 shares)


STATEMENT OF OPERATIONS

 JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995

INVESTMENT INCOME                                                                $ 150,862
Dividends

Interest                                                                          586,460

 TOTAL INCOME                                                                     737,322

EXPENSES

Management fee                                                        $ 75,801

Transfer agent fees                                                    7,710

Accounting fees and expenses                                           46,084

Non-interested trustees' compensation                                  39

Custodian fees and expenses                                            67,718

Audit                                                                  19,316

Legal                                                                  38

Miscellaneous                                                          22

 Total expenses before reductions                                      216,728

 Expense reductions                                                    (6,469     210,259
                                                                      )

NET INVESTMENT INCOME                                                             527,063

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                 354,101

 Foreign currency transactions                                         (17,624
                                                                      )

 Futures contracts                                                     105,853    442,330

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                                 996,491

 Assets and liabilities in foreign currencies                          64,952

 Futures contracts                                                     4,099      1,065,542

NET GAIN (LOSS)                                                                   1,507,872

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 2,034,935


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   JANUARY 3, 1995
                                    (COMMENCEMENT
                                    OF
                                    OPERATIONS) TO
                                    DECEMBER 31,
                                    1995


Operations                                                                  $ 527,063
Net investment income

 Net realized gain (loss)                                                    442,330

 Change in net unrealized appreciation (depreciation)                        1,065,542

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             2,034,935

Distributions to shareholders                                                (507,432)
From net investment income

 From net realized gain                                                      (289,961)

 TOTAL DISTRIBUTIONS                                                         (797,393)

Share transactions                                                           42,321,007
Net proceeds from sales of shares

 Reinvestment of distributions                                               797,393

 Cost of shares redeemed                                                     (1,200,708)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS     41,917,692

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                    43,155,234

NET ASSETS

 Beginning of period                                                         -

 End of period (including undistributed net investment income of $2,907)    $ 43,155,234

OTHER INFORMATION
Shares

 Sold                                                                        3,901,795

 Issued in reinvestment of distributions                                     71,902

 Redeemed                                                                    (110,476)

 Net increase (decrease)                                                     3,863,221



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
SELECTED PER-SHARE DATA   JANUARY 3, 1995
                          (COMMENCEMENT
                          OF
                          OPERATIONS) TO
                          DECEMBER 31,
                          1995




Net asset value, beginning of period                 $ 10.00

Income from Investment Operations

 Net investment income                               .14

 Net realized and unrealized gain (loss)             1.25

 Total from investment operations                    1.39

Less Distributions                                   (.14)
From net investment income

 From net realized gain                              (.08)

 Total distributions                                 (.22)

Net asset value, end of period                       $ 11.17

TOTAL RETURN B                                       13.92%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)              $ 43,155

Ratio of expenses to average net assets              1.42% A

Ratio of net investment income to average net assets 3.56%

Portfolio turnover rate                              248%

A FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD
HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). TOTAL
RETURN DOES NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURN SHOWN.


FIDELITY ADVISOR ANNUITY FUND: GROWTH OPPORTUNITIES FUND
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If the advisor had not reimbursed certain fund expenses the total return would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED DECEMBER 31, 1995                LIFE OF
                                              FUND

GROWTH OPPORTUNITIES                          32.52%

S&P 500                                       37.56%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on January 3, 1995.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for example,
has a history of growth in the long run and volatility
in the short run. In turn, the share price and return
of a fund that invests in stocks will vary. That
means if you sell your shares during a market
downturn, you might lose money. But if you can
ride out the market's ups and downs, you may
have a gain.
(checkmark)
You can compare the fund's return to the performance of the Standard & Poor's Composite Index of 500 Stocks- a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
           FA Annuity Growth Opport    SP Standard & Poor 500
  01/03/95      10000.00                    10000.00
  01/31/95      10060.00                    10258.23
  02/28/95      10370.00                    10658.00
  03/31/95      10560.00                    10972.51
  04/30/95      10930.00                    11295.66
  05/31/95      11440.00                    11747.14
  06/30/95      11790.00                    12020.03
  07/31/95      12180.00                    12418.61
  08/31/95      12260.00                    12449.78
  09/30/95      12470.00                    12975.16
  10/31/95      12560.00                    12928.84
  11/30/95      12920.00                    13496.42
  12/29/95      13251.81                    13756.36

Let's say you invested $10,000 in Growth Opportunities Fund on January 3, 1995, when the fund started. By December 31, 1995, your investment would have grown to $13,252 - a 32.52% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $13,756 over the same period - a 37.56% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1995
                                        % OF FUND'S
                                        INVESTMENTS

Philip Morris Companies, Inc.           6.1

General Motors Corp.                    4.9

Federal National Mortgage Association   3.9

Compaq Computer Corp.                   3.8

Fleet Financial Group, Inc.             2.9

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
              % OF FUND'S
              INVESTMENTS

Finance       14.2

Technology    9.9

Durables      9.4

Nondurables   7.3

Utilities     7.0

ASSET ALLOCATION AS OF DECEMBER 31, 1995
Row: 1, Col: 1, Value: 1.5
Row: 1, Col: 2, Value: 10.7
Row: 1, Col: 3, Value: 16.5
Row: 1, Col: 4, Value: 50.7
Row: 1, Col: 5, Value: 20.6
Stocks  72.7%
Bonds  16.5%
Short-term investments 10.7%
Other investments
0.1%
FIDELITY ADVISOR ANNUITY FUND: GROWTH OPPORTUNITIES FUND
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
George A. Vanderheiden, Portfolio Manager of Fidelity Advisor Annuity Growth Opportunities Fund
Q. HOW DID THE FUND PERFORM, GEORGE?
A. From the fund's inception on January 3, 1995 through December 31, 1995, it lagged the S&P 500, which returned 37.56% during the period.
Q. HOW DO YOU EXPLAIN THE FUND'S PERFORMANCE DURING THE PAST SIX MONTHS?
A. The economy slowed down during 1995 and there was a change in leadership in the second half. Technology, which performed spectacularly in the first half, faltered in the second half. Consumer staples, health care and interest-sensitive securities did well in the latter part of the year, as investors became more concerned about a recession in 1996. My investment approach over the past 15 years has been to try to identify and invest in themes and trends early and stay with them as long as I feel comfortable. When they become very extended, I begin to sell. Sometimes I may sell too early and the stocks may continue to make spectacular gains, but I'm willing to sacrifice that if bone-crushing declines are on the other side of those gains.
Q. HOW HAS THIS STRATEGY WORKED IN THE PAST?
A. Very well. If the groups that were sold keep going up, the fund underperforms. However, when the group corrects, I'm protected by being either out of the sector entirely, or being underweighted. So while the portfolio may not show some of the spectacular gains of other growth funds this year, the risk level going into the inevitable correction is also less.
Q. WHAT INVESTMENTS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. The fund was modestly overweighted in technology and holdings in Intel, Compaq, IBM, Microsoft, Solectron, Hewlett-Packard, Motorola and SCI Systems helped the fund. Another important area was financial stocks, which benefited from the decline in long-term interest rates. The mortgage-related sector, including the fund's holdings of Fannie Mae and Freddie Mac, was up 30% during the past 12 months. The banks, in which the fund has important holdings in the regionals and money centers, were up in excess of 30%. Aerospace and defense was also very strong with a gain of 47%. This group is represented by the fund's holdings in Boeing, Raytheon and Loral. Philip Morris, the largest position in the fund, also had a good year with a gain in excess of 36%.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. A couple. The healthcare sector and consumer staples - such as McDonald's, Coca-Cola, and Johnson & Johnson - performed well during the period, but were underweighted in the fund. On the other hand, the fund had a relatively stronger weighting in some cyclical companies - particularly in the retail and auto sectors - which underperformed during the period.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. The two fundamental factors driving this bull market since it started in October 1990 have been rising earnings and falling interest rates. Treasury bonds were yielding 9% when this bull move started five years ago. At the current level of 6.0%, I think yields still have room to move lower given the sluggish domestic and international economies and the current low inflation rates. This is bullish for equities, especially interest-rate-sensitive stocks. The outlook for earnings, however, is not as hopeful. The past five years have seen one of the strongest earnings gains in the post World War II period. However, profit margins and return on equity are back to record levels and industrial capacity is being added so rapidly that it is forcing down operating rates. This means that profit margins should contract and earnings growth should come to a screeching halt by the first quarter of 1996. My opinion is that the economic slowdown will last into the second quarter of 1996, the earnings slowdown will last longer and that the market will show no net gain over the next six months. I expect growth to resume in the second half of 1996. As always, remember that it is a market of stocks rather than a stock market and all of our resources at Fidelity are geared to finding and investing in the best stocks for whatever market lies ahead.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: to increase the value of the fund's shares by investing primarily in common stocks with long-term growth potential
START DATE: January 3, 1995
SIZE: as of December 31, 1995, more than $164 million
MANAGER: George Vanderheiden, since
January 1995; joined Fidelity in 1971
(checkmark)
FIDELITY ADVISOR ANNUITY FUND: GROWTH OPPORTUNITIES FUND
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 72.7%
 SHARES
AEROSPACE & DEFENSE - 1.6%
AEROSPACE & DEFENSE - 0.5%
Boeing Co.   9,900 $ 775,905
C A E Industries Ltd.   5,700  43,345
  819,250
DEFENSE ELECTRONICS - 1.1%
Loral Corp.   10,500  371,438
Raytheon Co.   29,100  1,374,964
  1,746,402
TOTAL AEROSPACE & DEFENSE   2,565,652
BASIC INDUSTRIES - 2.6%
CHEMICALS & PLASTICS - 1.1%
Betz Laboratories, Inc.   1,700  69,700
du Pont (E.I.) de Nemours & Co.   3,900  272,513
Raychem Corp.   15,800  898,625
Union Carbide Corp.   12,600  472,500
  1,713,338
IRON & STEEL - 0.1%
Nucor Corp.   3,900  222,788
METALS & MINING - 0.7%
Aluminum Co. of America  2,900  153,338
Reynolds Metals Co.   18,600  1,053,225
  1,206,563
PACKAGING & CONTAINERS - 0.7%
Corning, Inc.   5,000  160,000
Owens-Illinois, Inc. (a)  70,200  1,017,900
  1,177,900
TOTAL BASIC INDUSTRIES   4,320,589
CONSTRUCTION & REAL ESTATE - 1.0%
BUILDING MATERIALS - 0.3%
Armstrong World Industries, Inc.   3,200  198,400
Masco Corp.   6,200  194,525
Tecumseh Products Co. Class A  3,500  181,125
  574,050
CONSTRUCTION - 0.3%
Centex Corp.   3,000  104,250
Daito Trust Construction  7,500  88,491
Kaufman & Broad Home Corp.   11,600  172,550
Ryland Group, Inc.   1,600  22,400
Schuler Homes, Inc.   3,600  28,125
Sekisui House Ltd.   8,000  102,128
  517,944
ENGINEERING - 0.4%
Fluor Corp.   9,400  620,400
TOTAL CONSTRUCTION & REAL ESTATE   1,712,394
DURABLES - 9.4%
AUTOS, TIRES, & ACCESSORIES - 8.5%
Chrysler Corp.   55,400  3,067,775
Cummins Engine Co., Inc.   900  33,300
Dana Corp.   14,900  435,825
Discount Auto Parts, Inc. (a)  7,000  217,875
Federal-Mogul Corp.   11,400  223,725
General Motors Corp.   153,000  8,089,875
Gentex Corp. (a)  3,700  81,400
Magna International, Inc. Class A  35,900  1,545,883
Superior Industries International, Inc.   17,700  466,838
  14,162,496

 SHARES
CONSUMER ELECTRONICS - 0.5%
Black & Decker Corp.   2,300 $ 81,075
Matsushita Electric Industrial Co. Ltd.   14,000  227,466
Whirlpool Corp.   9,400  500,550
  809,091
HOME FURNISHINGS - 0.1%
Haverty Furniture Companies, Inc.   10,000  138,750
TEXTILES & APPAREL - 0.3%
Burlington Industries, Inc. (a)  35,500  465,938
TOTAL DURABLES   15,576,275
ENERGY - 5.0%
ENERGY SERVICES - 0.3%
Baker Hughes, Inc.   6,300  153,563
Dresser Industries, Inc.   1,000  24,375
McDermott International, Inc.   6,700  147,400
Schlumberger Ltd.   3,200  221,600
  546,938
OIL & GAS - 4.7%
Amerada Hess Corp.   8,800  466,400
Amoco Corp.   5,300  380,938
Apache Corp.   3,900  115,050
Atlantic Richfield Co.   5,100  564,825
British Petroleum PLC ADR  17,839  1,821,808
Burlington Resources, Inc.   21,700  851,725
Canada Occidental Petroleum Ltd.   9,100  298,478
Elf Aquitaine sponsored ADR  4,800  176,400
Kerr-McGee Corp.   6,300  400,050
Louisiana Land & Exploration Co.   20,600  883,225
Mobil Corp.   500  56,000
Noble Affiliates, Inc.   4,300  128,463
Pennzoil Co.   1,400  59,150
Santa Fe Energy Resources, Inc. (a)  15,400  148,225
Seagull Energy Corp. (a)  1,800  40,050
Texaco, Inc.   900  70,650
Tosco Corp.   14,500  552,813
Union Pacific Resources Group, Inc.   4,000  101,500
Unocal Corp.   18,100  527,163
  7,642,913
TOTAL ENERGY   8,189,851
FINANCE - 14.2%
BANKS - 3.9%
Bank of Boston Corp.   1,700  78,625
Barnett Banks, Inc.   4,900  289,100
BayBanks, Inc.   1,500  147,375
Chemical Banking Corp.   4,300  252,625
First Interstate Bancorp  3,400  464,100
Fleet Financial Group, Inc.   116,182  4,734,417
NationsBank Corp.   2,500  174,063
State Street Boston Corp.   7,400  333,000
  6,473,305
FEDERAL SPONSORED CREDIT - 5.4%
Federal Home Loan Mortgage Corporation  29,200  2,438,200
Federal National Mortgage Association  51,600  6,404,850
  8,843,050
INSURANCE - 3.4%
Allmerica Financial Corp.   6,200  167,400
Allstate Corp.   48,159  1,980,539
American International Group, Inc.   14,300  1,322,750
CIGNA Corp.   1,200  123,900
COMMON STOCKS - CONTINUED
 SHARES
FINANCE - CONTINUED
INSURANCE - CONTINUED
Chubb Corp. (The)  200 $ 19,350
General Re Corp.   7,800  1,209,000
GCR Holdings Ltd. (Cayman Islands)  2,400  54,000
Providian Corp.   6,900  281,175
Prudential Reinsurance Holdings, Inc.   2,100  49,088
Torchmark Corp.   8,000  362,000
  5,569,202
SAVINGS & LOANS - 0.8%
Ahmanson (H.F.) & Co.   12,600  333,900
Golden West Financial Corp.   18,800  1,038,700
  1,372,600
SECURITIES INDUSTRY - 0.7%
Merrill Lynch & Co., Inc.   1,100  56,100
Morgan Stanley Group, Inc.   1,700  137,063
Nomura Securities Co. Ltd.   33,000  718,085
United Asset Management Corp.   6,500  249,438
  1,160,686
TOTAL FINANCE   23,418,843
HEALTH - 2.9%
DRUGS & PHARMACEUTICALS - 0.7%
Allergan, Inc.   2,200  71,500
Carter-Wallace, Inc.   9,000  102,375
Pharmacia & Upjohn, Inc.   17,400  674,250
Schering-Plough Corp.   4,900  268,275
  1,116,400
MEDICAL EQUIPMENT & SUPPLIES - 0.4%
Baxter International, Inc.   13,900  582,063
MEDICAL FACILITIES MANAGEMENT - 1.8%
American Medical Response (a)  8,400  273,000
Columbia/HCA Healthcare Corp.   54,300  2,755,725
  3,028,725
TOTAL HEALTH   4,727,188
HOLDING COMPANIES - 0.2%
U.S. Industries, Inc. (a)  19,400  356,475
INDUSTRIAL MACHINERY & EQUIPMENT - 1.8%
ELECTRICAL EQUIPMENT - 0.6%
Antec Corp. (a)  2,300  41,400
Emerson Electric Co.   1,900  155,325
General Electric Co.   8,000  576,000
Mitsubishi Electric Co. Ord.   4,000  28,743
Omron Corp.   4,000  92,070
Scientific-Atlanta, Inc.   10,200  153,000
  1,046,538
INDUSTRIAL MACHINERY & EQUIPMENT - 1.2%
Caterpillar, Inc.   22,700  1,333,625
Deere & Co.   12,900  454,725
Exide Corp.   3,000  137,625
MSC Industrial Direct, Inc.   300  8,250
  1,934,225
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   2,980,763
MEDIA & LEISURE - 2.1%
BROADCASTING - 0.0%
People's Choice TV Corp. (a)  1,500  28,500

 SHARES
ENTERTAINMENT - 0.4%
Cedar Fair LP (depositary units)  1,000 $ 37,000
Royal Carribean Cruises Ltd.   27,000  594,000
  631,000
LEISURE DURABLES & TOYS - 0.6%
Fleetwood Enterprises, Inc.   32,200  829,150
Outboard Marine Corp.   9,100  185,413
  1,014,563
LODGING & GAMING - 0.5%
Circus Circus Enterprises, Inc. (a)  30,000  836,250
PUBLISHING - 0.0%
American Media, Inc. Class A  1,100  4,675
Knight-Ridder, Inc.   800  50,000
  54,675
RESTAURANTS - 0.6%
Bertucci's, Inc. (a)  6,800  34,000
Brinker International, Inc. (a)  8,900  134,613
Darden Restaurants, Inc.   10,400  123,500
McDonald's Corp.   15,500  699,438
  991,551
TOTAL MEDIA & LEISURE   3,556,539
NONDURABLES - 7.3%
BEVERAGES - 0.1%
Kirin Brewery Co. Ltd.   20,000  235,977
HOUSEHOLD PRODUCTS - 0.1%
Kao Corp.   12,000  148,549
TOBACCO - 7.1%
Philip Morris Companies, Inc.   112,300  10,163,150
RJR Nabisco Holdings Corp.   50,160  1,548,690
  11,711,840
TOTAL NONDURABLES   12,096,366
PRECIOUS METALS - 0.2%
Homestake Mining Co.   3,000  46,875
Santa Fe Pacific Gold Corp.   18,300  221,888
  268,763
RETAIL & WHOLESALE - 6.3%
APPAREL STORES - 0.2%
Limited, Inc. (The)  1,100  19,113
TJX Companies, Inc.   19,600  369,950
  389,063
GENERAL MERCHANDISE STORES - 2.5%
Aoyama Trading Co. Ord.   6,400  204,255
Federated Department Stores, Inc. (a)  66,900  1,839,750
Value City Department Stores, Inc. (a)  5,500  37,125
Wal-Mart Stores, Inc.   96,800  2,165,900
  4,247,030
GROCERY STORES - 0.1%
Stop & Shop Companies, Inc. (a)  4,200  97,125
RETAIL & WHOLESALE, MISCELLANEOUS - 3.5%
Circuit City Stores, Inc.   64,400  1,779,050
Good Guys, Inc.   9,100  81,900
Home Depot, Inc. (The)  37,400  1,790,525
Lowe's Companies, Inc.   23,900  800,650
Officemax, Inc. (a)  28,250  632,094
Office Depot, Inc. (a)  12,300  242,925
Petsmart, Inc. (a)  7,000  217,000
COMMON STOCKS - CONTINUED
 SHARES
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - CONTINUED
Rex Stores Corp.(a)   6,400 $ 113,600
Staples, Inc. (a)  3,500  85,313
  5,743,057
TOTAL RETAIL & WHOLESALE   10,476,275
SERVICES - 0.0%
ADVERTISING - 0.0%
CKS Group, Inc.   100  3,900
Interpublic Group of Companies, Inc.   500  21,688
  25,588
SERVICES - 0.0%
Supercuts, Inc. (a)  3,800  30,400
TOTAL SERVICES   55,988
TECHNOLOGY - 9.9%
COMMUNICATIONS EQUIPMENT - 0.4%
Cisco Systems, Inc. (a)  8,300  619,388
General Instrument Corp. (a)  2,100  49,088
  668,476
COMPUTER SERVICES & SOFTWARE - 0.7%
Automatic Data Processing, Inc.   11,600  430,650
DST Systems, Inc. (a)  1,000  28,500
General Motors Corp. Class E   1,300  67,600
Microsoft Corp. (a)  3,900  342,225
MicroAge, Inc. (a)  8,300  67,438
Policy Management Systems Corp. (a)  2,900  138,113
  1,074,526
COMPUTERS & OFFICE EQUIPMENT - 6.4%
Bay Networks, Inc. (a)  4,650  191,231
Canon, Inc.   20,000  361,702
Compaq Computer Corp. (a)  132,000  6,336,000
Digital Equipment Corp. (a)  9,400  602,775
Hewlett-Packard Co.   8,200  686,750
International Business Machines Corp.   21,000  1,926,750
SCI Systems, Inc. (a)  100  3,100
Silicon Graphics, Inc. (a)  2,300  63,250
Tech Data Corp. (a)  22,700  340,500
Xerox Corp.   500  68,500
  10,580,558
ELECTRONICS - 2.4%
Intel Corp.   39,300  2,230,275
Methode Electronics, Inc. Class A  22,200  316,350
Molex, Inc.   4,775  146,234
Nitto Denko Corp.   13,000  201,161
Solectron Corp. (a)  24,100  1,063,413
  3,957,433
TOTAL TECHNOLOGY   16,280,993
TRANSPORTATION - 1.2%
AIR TRANSPORTATION - 0.1%
Southwest Airlines Co.   4,700  109,275
RAILROADS - 1.1%
Burlington Northern Santa Fe Corp.   13,700  1,068,600
CSX Corp. (a)  5,400  246,375
Southern Pacific Rail Corp.   22,187  532,488
  1,847,463

 SHARES
TRUCKING & FREIGHT - 0.0%
Roadway Services, Inc.   1,600 $ 78,200
TOTAL TRANSPORTATION   2,034,938
UTILITIES - 7.0%
CELLULAR - 2.8%
AirTouch Communications, Inc.   27,400  774,050
Vodafone Group PLC sponsored ADR (a)  109,800  3,870,450
  4,644,500
ELECTRIC UTILITY - 0.0%
Southern Co.   2,900  71,413
TELEPHONE SERVICES - 4.2%
Ameritech Corp.   27,300  1,610,700
Bell Atlantic Corp.   13,200  882,750
BellSouth Corp.   24,200  1,052,700
NYNEX Corp.   18,800  1,015,200
SBC Communications, Inc.   31,600  1,817,000
Telefonos de Mexico SA sponsored ADR
 representing shares Ord. Class L  16,200  516,375
  6,894,725
TOTAL UTILITIES   11,610,638
TOTAL COMMON STOCKS
 (Cost $111,446,717)   120,228,530
U.S. TREASURY OBLIGATIONS - 16.5%
  PRINCIPAL
  AMOUNT
8 1/8%, 8/15/19
(Cost $25,704,000) $ 21,674,000  27,251,587
REPURCHASE AGREEMENTS - 10.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.91% dated
 12/29/95 due 1/2/96  $ 17,699,615  17,688,000
PURCHASED OPTIONS - 0.1%
 EXPIRATION DATE/ UNDERLYING FACE
 STRIKE PRICE AMOUNT AT VALUE

1,960,000 J. Aron and
Co. OTC Put Options
on Japanese Yen
(Cost $103,586) April 96/98.04 $ 1,856,424  102,508
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $154,942,303)  $ 165,270,625
LEGEND
1. Non-income producing
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $154,276,515 and $18,580,629, respectively, of which U.S. government and government agency obligations aggregated $28,009,480 and $2,459,281, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms amounted to $40,458 for the period (see Note 4 of Notes to Financial Statements).
The market value of futures contracts opened and closed during the period amounted to $14,076,797 and $14,130,138, respectively.
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $154,980,257. Net unrealized appreciation aggregated $10,290,368, of which $12,536,174 related to appreciated investment securities and $2,245,806 related to depreciated investment securities.
The fund hereby designates $32,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FIDELITY ADVISOR ANNUITY FUND: GROWTH OPPORTUNITIES FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $17,688,000) (cost $154,942,303) -          $ 165,270,625
See accompanying schedule

Cash                                                                                                                977

Receivable for investments sold                                                                                     23,978

Receivable for fund shares sold                                                                                      2,331,828

Dividends receivable                                                                                                 329,073

Interest receivable                                                                                                  660,380

 TOTAL ASSETS                                                                                                        168,616,861

LIABILITIES

Payable for investments purchased                                                                    $ 4,212,927

Accrued management fee                                                                                75,488

Other payables and accrued expenses                                                                   25,794

 TOTAL LIABILITIES                                                                                                   4,314,209

NET ASSETS                                                                                                          $ 164,302,652

Net Assets consist of:

Paid in capital                                                                                                     $ 153,355,481

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  618,886

Net unrealized appreciation (depreciation) on investments                                                            10,328,285
and assets and liabilities in
foreign currencies

NET ASSETS, for 12,568,860 shares outstanding                                                                       $ 164,302,652

NET ASSET VALUE, offering price                                                                                     $13.07
and redemption price per share ($164,302,652 (divided by) 12,568,860 shares)


STATEMENT OF OPERATIONS

 JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995

INVESTMENT INCOME                                                                   $ 881,640
Dividends

Interest                                                                             808,633

 TOTAL INCOME                                                                        1,690,273

EXPENSES

Management fee                                                        $ 311,959

Transfer agent fees                                                    25,521

Accounting fees and expenses                                           52,050

Non-interested trustees' compensation                                  127

Custodian fees and expenses                                            44,362

Audit                                                                  17,413

Legal                                                                  117

Miscellaneous                                                          12

 Total expenses before reductions                                      451,561

 Expense reductions                                                    (26,868       424,693
                                                                      )

NET INVESTMENT INCOME                                                                1,265,580

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                 1,451,355

 Foreign currency transactions                                         (16,741
                                                                      )

 Futures contracts                                                     53,341        1,487,955

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                                 10,329,400

 Assets and liabilities in                                             (1,115        10,328,285
 foreign currencies                                                   )

NET GAIN (LOSS)                                                                      11,816,240

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $ 13,081,820


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   JANUARY 3, 1995
                                    (COMMENCEMENT
                                    OF
                                    OPERATIONS) TO
                                    DECEMBER 31,
                                    1995


Operations                                                                  $ 1,265,580
Net investment income

 Net realized gain (loss)                                                    1,487,955

 Change in net unrealized appreciation (depreciation)                        10,328,285

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             13,081,820

Distributions to shareholders                                                (1,304,508)
From net investment income

 From net realized gain                                                      (830,141)

 TOTAL DISTRIBUTIONS                                                         (2,134,649)

Share transactions                                                           152,442,844
Net proceeds from sales of shares

 Reinvestment of distributions                                               2,134,649

 Cost of shares redeemed                                                     (1,222,012)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS     153,355,481

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                    164,302,652

NET ASSETS

 Beginning of period                                                         -

 End of period                                                              $ 164,302,652

OTHER INFORMATION
Shares

 Sold                                                                        12,503,896

 Issued in reinvestment of distributions                                     164,965

 Redeemed                                                                    (100,001)

 Net increase (decrease)                                                     12,568,860



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          JANUARY 3, 1995
                          (COMMENCEMENT
                          OF
                          OPERATIONS) TO
                          DECEMBER 31,
                          1995

SELECTED PER-SHARE DATA




Net asset value, beginning of period                $ 10.00

Income from Investment Operations

 Net investment income                              .11

 Net realized and unrealized gain (loss)            3.14

 Total from investment operations                   3.25

Less Distributions                                  (.11)
From net investment income

 From net realized gain                             (.07)

 Total distributions                                (.18)

Net asset value, end of period                      $ 13.07

TOTAL RETURN  A                                     32.52%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)             $ 164,303

Ratio of expenses to average net assets             .85% B

Ratio of expenses to average net assets after
expense reductions                                  .83% C

Ratio of net investment income to average net assets 2.49%

Portfolio turnover rate                              38%

A THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS). TOTAL
RETURN DOES NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURN SHOWN.
B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING
THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C FMR DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION
OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).


FIDELITY ADVISOR ANNUITY FUND: OVERSEAS FUND
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). If the advisor had not reimbursed certain fund expenses, the total return would be lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED DECEMBER 31, 1995                LIFE OF
                                              FUND

Overseas                                      10.20%

Morgan Stanley EAFE Index                     11.20%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on January 3, 1995.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential
for significant growth over time; however,
investing in foreign markets means assuming
greater risks than investing in the United States.
Factors like changes in a country's financial
markets, its local political and economic
climate, and the fluctuating value of its currency
create these risks. For these reasons an
international fund's performance may be more
volatile than a fund that invests exclusively in the
United States.
(checkmark)
You can compare the fund's return to the performance of the Morgan Stanley EAFE index - a broad measure of the performance of stocks in Europe, Australasia, and the Far East. This benchmark includes reinvested dividends and capital gains, if any.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.
$10,000 OVER LIFE OF FUND
           FA Annuity Overseas Fund    MS EAFE Index
  01/03/95      10000.00                    10000.00
  01/31/95       9920.00                     9615.02
  02/28/95       9930.00                     9587.43
  03/31/95      10230.00                    10185.41
  04/30/95      10460.00                    10568.47
  05/31/95      10470.00                    10442.49
  06/30/95      10610.00                    10259.36
  07/31/95      10960.00                    10898.07
  08/31/95      10670.00                    10482.34
  09/30/95      10790.00                    10687.07
  10/31/95      10580.00                    10399.80
  11/30/95      10710.00                    10689.16
  12/29/95      11020.16                    11119.83

Let's say you invested $10,000 in Overseas Fund on January 3, 1995, when the fund started. By December 31, 1995, your investment would have grown to $11,020 - a 10.20% increase. That compares to $10,000 invested in the Morgan Stanley EAFE Index, which would have grown to $11,120 over the same period - an 11.20% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1995
                                      % OF FUND'S
                                      INVESTMENTS

C.S. Holdings (Reg.)                  1.9

Unilever NV Ord.                      1.3

Nomura Securities Co. Ltd.            1.2

ING Groep NV                          1.1

Banco Bilbao Vizcaya SA Ord. (Reg.)   1.1

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
              % OF FUND'S
              INVESTMENTS

Finance       24.7

Utilities     8.5

Nondurables   7.8

Durables      6.9

Technology    5.2

GEOGRAPHIC DIVERSIFICATION AS OF DECEMBER 31, 1995
(BY LOCATION OF ISSUER)   % OF FUND'S
                          INVESTMENTS

Japan                     20.2

United Kingdom            11.2

Switzerland               7.6

Netherlands               6.1

France                    4.9

FIDELITY ADVISOR ANNUITY FUND: OVERSEAS FUND
FUND TALK: THE MANAGER'S OVERVIEW



An interview with John Hickling, Portfolio Manager of Fidelity Advisor Annuity Overseas Portfolio
Q. JOHN, HOW HAS THE FUND PERFORMED?
A. Since inception, the fund's performance slightly trailed that of the Morgan Stanley EAFE Index - a broad measure of stocks in Europe, Australasia and the Far East. The index had a total return of 11.20% for the period.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. I think the main factor was that I thought the effects of slowing economic growth on earnings estimates would have an impact on stock prices somewhat before their effect was really felt. For example, I avoided cyclical stocks - those that tend to rise and fall with the economy, such as paper and forest product companies - but they didn't start to come down until the fourth quarter. Instead, I focused the fund on what I would call defensive stocks. These investments included Unilever, a consumer nondurable stock that tends to post solid earnings regardless of the economic climate, and financial investments such as ING, which generally benefit from the interest rate declines we've seen during the year. These stocks helped the fund, but not until the fourth quarter.
Q. LET'S TAKE A CLOSER LOOK AT HOW YOU POSITIONED THE FUND DURING THE PAST
YEAR.
A. Most of 1995 was frustrating because, historically, markets around the world have shown a higher correlation to the U.S. market than we've seen this year. In addition, foreign stock market performance generally did not coincide with the strong performance seen in many bond markets. The slowdown experienced by many economies led to lower interest rates, an environment that generally is supportive for stock markets as well. That's because lower rates can reduce companies' borrowing costs and make alternatives to stock investing less attractive. Furthermore, the good performance in several foreign markets was narrow, driven by the strength of only a few stocks. Looking specifically at the fund, more investments were in Japan than elsewhere - 20.2% at the end of the period - although the fund held less there than is included in the EAFE index. This is a market that struggled through most of the year, although it rebounded in the fourth quarter. The Japanese banking sector performed well through the first part of the year and in the fourth quarter. However, the fund didn't participate, because its Japanese investments were focused on exporters; companies with electronics or technology-oriented businesses, such as Matsushita Electric, Hitachi and Omron; and financial stocks such as Nomura Securities. In the second half of the year, though, some of these stocks rebounded, because the yen started to weaken versus the dollar, making these companies' products less expensive abroad.
Q. YOU ALSO INVESTED A FAIR AMOUNT IN THE UNITED KINGDOM . . .
A. That's right, 11.2%, about as much as is included in the EAFE Index. This has been one of the best performing markets outside of the U.S., led, for the most part, by financial stocks including Barclays and National Westminster Bank. In the early part of 1995, a number of consumer nondurable stocks helped the fund, including brewers Bass and Whitbread.
Q. LET'S TURN TO EMERGING MARKETS . . .
A. I started adding some emerging market stocks in May, including Mexican banks as well as investments in Brazil, Chile and Southeast Asia. One stock that turned in a very good performance was Sampoerna, an Indonesian cigarette company. One of the main reasons I owned this stock and Matahari, an Indonesian retailer, was that the standard of living for many Indonesians has been on the rise. With wages and disposable income growing, demand for items such as cigarettes, beer, toothpaste and clothing has been increasing. The fund's investments in Unilever and Nestle also gave it some exposure to this growth in consumer nondurable spending in emerging markets.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. At the end of the year, overseas markets started to catch up to the U.S. market. Investors have started to become more actively interested in opportunities abroad, attracted by, among other things, cheap stock valuations. Prospects for foreign markets seem to be improving, in absolute terms and relative to the U.S. After the mixed performance we've seen from international markets over the past few years, a contrarian investor might become more interested in foreign markets from a risk/reward perspective. I'm hoping we'll see some signs of a rebound in overseas markets, with investors finding better buys abroad than domestically.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: to increase the value of the fund's shares by investing mainly in stocks in Europe, the Far East, and the Pacific Basin
START DATE: January 3, 1995
SIZE: as of December 31, 1995, more than $17 million
MANAGER: John Hickling, since January 1995;
joined Fidelity in 1982
(checkmark)
FIDELITY ADVISOR ANNUITY FUND: OVERSEAS FUND
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 81.4%
 SHARES
ARGENTINA - 0.8%
Buenos Aires Embotelladora SA
 sponsored ADR  500 $ 10,313
Perez Companc Class B  4,000  21,197
Telecom Argentina:
 Class B sponsored ADR  1,500  71,438
 Stet France Telecom SA  1,300  6,174
YPF Sociedad Anonima sponsored ADR
 representing Class D shares  2,000  43,250
  152,372
AUSTRALIA - 2.1%
Amcor Ltd.   2,500  17,640
Brambles Industries Ltd.   3,900  43,451
FAI Insurance Ltd. Ord.   26,000  14,097
Fosters Brewing Group Ltd.   10,600  17,400
Lend Lease Corp. Ltd.   1,400  20,277
Pioneer International Ltd.   7,000  18,041
Qantas Airways Ltd. sponsored
 ADR (b)  200  3,350
TNT Ltd.   14,100  18,642
Western Mining Holdings Ltd.   6,300  40,429
Westpac Banking Corp.   38,100  168,661
Woolworths Ltd.   12,200  29,359
  391,347
AUSTRIA - 0.4%
EVN (Energie-Versor Nieder)  200  27,405
VA Technologie AG  300  37,992
  65,397
BELGIUM - 1.3%
Bekaert SA  165  135,931
Delhaize Freres & Cie Le Lion SA  1,850  76,814
Petrofina SA   100  30,718
  243,463
BERMUDA - 0.0%
Consolidated Electric Power Asia Ltd.
 sponsored ADR (b)  300  5,288
BRAZIL - 0.7%
Brahma (Cia Cervejaria) PN
 Class B (Pfd. Reg.)  41,400  17,038
Coteminas PN  30,000  10,031
Telebras sponsored ADR  1,000  47,375
Telebras PN (Pfd. Reg.)  1,021,600  49,191
  123,635
CANADA - 0.4%
Midland Walwyn, Inc.   3,200  20,523
Noranda, Inc.   2,300  47,413
  67,936
CHILE - 0.3%
Santa Isabel SA sponsored ADR  1,300  31,200
Vina Concha Stet y Toro SA
 sponsored ADR  1,200  21,600
  52,800
FINLAND - 0.7%
Cultor OY, Series 1  900  37,138
Pohjola Class B  4,600  59,054
Valmet OY Class A  1,000  24,988
  121,180

 SHARES
FRANCE - 4.9%
Accor SA  890 $ 115,003
Alcatel Alsthom Cie Generale
 d'Electricite SA  1,100  94,654
Axa SA  2,108  141,779
Club Mediterranee SA Ord.   400  31,876
Compagnie Bancaire Ord.   910  101,637
Elf Aquitaine  200  14,707
Generale des Eaux  805  80,213
IMETAL SA Ord.  500  59,615
Lafarge Coppee  SA  630  40,511
Michelin SA Cie Generale
 des Etablissements Class B  1,700  67,667
Total SA Class B  1,970  132,698
Vallourec SA  800  28,371
  908,731
GERMANY - 4.0%
Asko  50  26,078
Bayer AG  200  52,643
Bayerische Vereinsbank AG Ord.   1,400  41,474
Continental Gummi-Werke AG  3,400  47,288
Daimler-Benz AG Ord.   100  50,209
Deutsche Bank AG  3,700  174,888
Hoechst AG Ord.   150  40,577
Kaufhof Holding AG  230  69,896
Mannesmann AG Ord.   200  63,519
Metallgesellschaft AG Ord.   2,500  54,590
Veba AG Ord.   1,900  80,466
Volkswagen AG  100  33,352
  734,980
HONG KONG - 2.9%
Amoy Properties Ltd.   30,000  29,874
Consolidated Electric Power Asia Ltd.   20,200  36,704
Dickson Concepts International Ltd.   36,000  33,521
Great Eagle Holdings Ltd.   12,000  31,038
HSBC Holdings PLC  11,100  167,953
Hong Kong Telecommunications Ltd.   26,800  47,829
Hong Kong Land Holdings Ltd.   36,000  66,600
Hopewell Holdings Ltd.   47,000  27,048
Hysan Development Co. Ltd.   20,000  52,894
Peregrine Investments Holdings Ltd.   20,000  25,865
Sun Hung Kai Properties Ltd.   2,000  16,360
  535,686
INDIA - 0.1%
Reliance Industries Ltd. GDS  1,200  16,056
INDONESIA - 1.6%
Astra International PT (For. Reg.)  19,500  40,510
Bank International Indonesia PT Ord.   11,000  36,442
Bank Niaga PT  7,000  13,930
Gudang Garam PT Perusahaan  4,000  41,811
Jakarta International Hotels &
 Development Ord.   22,000  26,941
Matahari Putra Prima PT (For. Reg.)  12,000  21,124
Sampoerna Hanjaya Mandala
 (For. Reg.)  9,500  98,885
Semen Gresik (For. Reg.)  4,500  12,596
  292,239
COMMON STOCKS - CONTINUED
 SHARES
IRELAND - 0.9%
Bank of Ireland   12,800 $ 93,293
Fyffes PLC  18,300  29,230
Independent Newspapers PLC  6,800  41,126
  163,649
ITALY - 1.6%
Assicurazioni Generali Spa  2,700  65,305
Benetton Group Spa  1,900  22,503
Bulgari Spa  1,700  14,500
Fiat Spa  5,600  18,165
Istituto Mobiliare Italiano  4,000  25,189
Istituto Nazionale Delle
 Assicurazioni Spa  14,700  19,486
Italgas Spa  7,500  22,831
Magneti Marelli Spa  14,300  17,209
Montedison Spa Ord.   16,200  10,854
Olivetti Ing C & Co. Spa Ord.   59,500  48,110
SAI (Sta Assieuratrice Industriale) Spa  3,200  32,675
  296,827
JAPAN - 20.2%
ADO Electronic Industrial Co. Ltd.   1,000  25,629
Aida Engineering Ltd. Ord.   4,000  30,638
Amada Metrecs Co. Ltd.   1,000  15,957
Amadasonoike Co. Ltd.   4,000  25,648
Amway Japan Ltd.   1,500  63,250
Aoyama Trading Co. Ord.   1,500  47,872
Bridgestone Corp.   5,000  79,304
Canon, Inc.   7,000  126,596
Citizen Watch Co. Ltd. Ord.   7,000  53,482
Daiwa House Industry Co. Ltd.   3,000  49,323
East Japan Railway Co. Ord.   9  43,694
Fanuc Ltd.   1,200  51,876
Fuji Bank  2,000  44,101
Fuji Photo Film Co. Ltd.   4,000  115,280
Fujitsu Ltd.   5,000  55,609
Futaba Industrial Co. Ltd.   2,000  32,689
Hanshin Department Store Ltd.   1,000  7,689
Hitachi Ltd.   16,000  160,928
Honda Motor Co. Ltd.   8,000  164,797
Izumi Co. Ord.   2,000  44,101
Ishihara Sangyo Kaisha Ltd.   4,000  12,959
Isetan Co. Ltd.   4,000  65,764
Japan Airlines Co. Ltd.   5,000  33,124
Kao Corp.   2,000  24,758
Kobe Steel  15,000  46,277
Komatsu Ltd. Ord.   5,000  41,103
Marubeni Corp.   5,000  27,031
Matsushita Electric Industrial Co. Ltd.   3,000  48,743
Minebea Co. Ltd.   7,000  58,627
Mitsubishi Estate Co. Ltd.   3,000  37,427
Mitsubishi Heavy Industries Ltd.   7,000  55,716
Mitsubishi Trust & Banking Corp.   3,000  49,903
Mitsui Trust and Banking  6,000  65,571
Mitsukoshi Ltd.   4,000  37,524
Murata Manufacturing Co. Ltd.   2,000  73,501
Nikko Securities Co. Ltd.   7,000  90,039
Nichido Fire & Marine Insurance Co. Ltd.   8,000  64,217
Nintendo Co. Ltd. Ord.   1,000  75,919
Nissan Motor Co. Ltd. Ord.   7,000  53,685
Nitto Denko Corp.   1,000  15,474
Nomura Securities Co. Ltd.   10,000  217,602
Omron Corp.   2,000  46,035

 SHARES
Onward Kashiyama & Co. Ltd.   4,000 $ 64,990Orix Corp.   3,000  123,308
Rohm Co. Ltd.   1,000  56,383
Sakura Bank Ltd.   3,000  38,008
Sankyo Co. Ltd.   1,000  22,437
Seino Transpotation Co. Ltd.   2,000  33,462
Sekisui Chemical Co. Ltd.   5,000  73,501
Sony Corp.   1,900  113,743
Sumitomo Marine and Fire
 Insurance Co. Ltd.   5,000  41,006
Sumitomo Realty & Development Co. Ltd.   9,000  63,540
Sumitomo Trust & Banking Co. Ltd.   4,000  56,480
TDK Corp.   1,000  50,967
Takashimaya Co. Ltd.   4,000  63,830
Takeda Chemical Industries Ltd.   7,000  115,087
Tokio Marine & Fire
 Insurance Co. Ltd. (The)  14,000  182,785
Toshiba Corp.   8,000  62,592
Toyota Motor Corp.   1,000  21,180
Tsugami Corp.   2,000  11,141
Uny Co. Ltd.   1,000  18,762
Yamanouchi Pharmaceutical Co. Ltd.   1,000  21,470
  3,714,134
KOREA (SOUTH) - 0.6%
Cho Hung Bank Co. Ltd.   400  5,033
Korea Electric Power Corp.   2,100  90,131
Kyungki Bank  1,200  11,756
Seoul Securities Co.   800  9,694
  116,614
MEXICO - 1.2%
Banacci SA de CV:
 Class B  6,000  10,074
 Class L  50  74
Cemex SA, Series B  16,000  58,220
Cifra SA Class C  24,000  24,327
Empresas Ica Sociedad Controladora
 SA de CV sponsored ADR
 representing Ord.
 (participation certificates)  3,500  35,875
Grupo Carso SA de CV Class A-1 (a)  3,000  16,218
Grupo Financiero Bancomer SA de CV:
 Class B  85,000  23,749
 sponsored ADR, Series C (b)  800  4,400
 Series L  2,222  578
Telefonos de Mexico SA sponsored ADR
 representing shares Ord. Class L  1,700  54,188
  227,703
MALAYSIA - 0.9%
Kuala Lumpur Industries Holdings BHD  2,000  2,292
Magnum Corp. BHD  7,000  13,234
Malayan Banking BHD  2,000  16,857
Resorts World BHD  6,000  32,139
Tenega Nasional BHD  4,000  15,754
Time Engineering BHD  1,000  2,324
Telekom Malaysia BHD  11,000  85,782
  168,382
NETHERLANDS - 6.1%
ABN-AMRO Holdings NV  600  27,276
AKZO NV  1,400  161,592
IHC Caland NV  1,700  57,090
ING Groep NV  3,112  207,467
COMMON STOCKS - CONTINUED
 SHARES
NETHERLANDS - CONTINUED
KLM Royal Dutch Airlines Ord.   1,536 $ 53,875
Koninklijke PPT Nederland  2,800  101,517
Oce Van der Grinten NV  2,200  133,532
Pirelli Tyre Holdings NV Ord.   6,900  60,075
Royal Dutch Petroleum Co. Ord.   390  54,086
Unilever NV Ord.   1,690  236,999
Vendex International NV  1,000  29,664
  1,123,173
NORWAY - 1.6%
Bergesen Group:
 Class A  100  1,986
 Class B  3,400  66,452
Christiania Bank Free shares Ord.   18,100  41,938
Den Norske Bank Class A Free shares  12,300  31,795
Norsk Hydro AS 1,100 46,119Orkla AS Class B (non-vtg.) 700 33,321 Saga Petroleum AS Class B 3,300 41,091
Unitor AS  2,200  30,168
  292,870
PAKISTAN - 0.0%
Hub Power Co. Ltd. GDR  300  5,220
PHILIPPINES - 0.2%
Philippine Long Distance Telephone Co.
 sponsored ADR  600  32,475
POLAND - 0.1%
Bank Gdanski SA GDR (b)  1,200  11,676
SINGAPORE - 0.4%
Kim Engineering Holdings Ltd.   31,000  28,495
Overseas Union Bank Ltd. (Reg.)  4,000  27,575
Van Der Horst Ltd.   2,000  10,111
  66,181
SPAIN - 4.7%
Banco Bilbao Vizcaya SA Ord. (Reg.)  5,500  197,486
Banco de Santander SA Ord. (Reg.)  700  35,027
Banco Intercontinental Espanol  800  77,565
Corporacion Mapfrecia International
 de Reaseguros SA (Reg.)  2,600  145,056
Repsol SA Ord.   1,600  52,258
Tabacalera SA, Series A  3,000  113,389
Telefonica de Espana SA Ord.   13,800  190,493
Union Electrica Fenosa SA  10,300  61,781
  873,055
SWEDEN - 2.6%
Investor AB Class B Free shares  3,800  125,051
Mo Och Domsjoe AB Class B  300  12,758
SKF AB Ord.   1,500  28,626
Skandia Foersaekrings AB  800  21,578
Skandinaviska Enskilda Banken
 Class A Free shares  12,400  102,481
Volvo AB Class B  8,800  179,837
  470,331
SWITZERLAND - 7.6%
Adia SA (Bearer)  265  43,172
Alusuisse-Lonza Holding AG (Reg.)  175  138,605
Baloise Holding (Reg.)  55  114,385
CIBA-GEIGY AG (Reg.)  222  195,260
C.S. Holdings (Reg.)  3,385  346,860
Nestle SA (Reg.)  156  172,492

 SHARES
Roche Holdings Ltd.
 (participation certificates)  22 $ 173,960
Surveillance, Societe Generale (Bearer)  13  25,797
Swiss Bank Corp. (Bearer)  459  187,339
  1,397,870
THAILAND - 1.2%
Bank of Asia PCL (For. Reg.)  1,800  4,145
Krung Thai Bank:
 (For. Reg.)  16,810  69,402    (Loc. Reg.)  2,100  8,670
Phatra Thanakit PCL (For. Reg.)  200  1,715
Ruam Pattana Fund II (For. Reg.)  18,100  10,958
Ruang Khao Unit Trust (For. Reg.)  17,700  10,540
Siam City Bank PCL:
 (For. Reg.)  82,800  95,324
 (Loc. Reg.)  5,200  5,212
Telecomasia Corp. PCL (For. Reg.)  5,500  16,703
  222,669
TURKEY - 0.1%
Aksigorta  2,625  209
Tofas Turk Otomobil Fabrikasi AS  128,000  12,682
  12,891
UNITED KINGDOM - 11.2%
Allied Lyons PLC  4,300  34,941
Argyll Group PLC Ord.   3,200  16,872
BTR PLC Ord.   6,600  33,571
Barclays PLC Ord.   2,000  22,889
Barratt Developments PLC  14,800  56,574
Bass PLC Ord.   7,900  88,023
Berkeley Group PLC  7,400  57,722
Booker PLC  4,000  22,517
Boots Co. PLC (The)  3,800  34,355
British Airways PLC Ord.   7,000  50,585
British Land Ord.   4,433  26,192
Burmah Oil  1,209  17,502
Cable & Wireless PLC Ord.   4,500  32,170
Cadbury-Schweppes PLC Ord.   14,100  116,216
Christies International PLC  600  1,945
De la Rue PLC  3,200  32,305
Dixons Group PLC  13,400  92,263
Glaxo Holdings PLC  5,200  73,785
Grand Metropolitan PLC  16,200  116,441
Great Universal Stores PLC Ord.
 Class A  5,100  54,136
Guinness PLC Ord.   17,200  126,296
Hanson Trust PLC Ord.   4,900  14,589
Lloyds Abbey Life PLC  8,000  55,827
Lloyds TSB Group PLC  6,760  34,751
MFI Furniture Group PLC  16,300  40,444
Mirror Group Newspaper PLC  20,500  55,951
National Westminster Bank PLC Ord.   11,400  114,645
North West Water Group PLC Ord.   5,600  53,495
Prudential Corp. PLC  9,200  59,136
Reuters Holdings PLC Ord.   5,000  45,708
Rolls Royce PLC Ord.   11,600  33,819
Royal Insurance Holdings PLC  14,600  86,375
Scottish Power PLC ADR  13,400  76,886
Scottish Hydro-Electric PLC Ord.   10,600  59,094
South West Water PLC Ord.   5,300  42,656
Telegraph (The) PLC  6,000  38,614
Unigate Ltd. Ord.   4,100  26,100
Vodafone Group PLC  14,025  50,241
COMMON STOCKS - CONTINUED
 SHARES
UNITED KINGDOM - CONTINUED
Whitbread Co. PLC Class A  3,600 $ 37,990
Wickes PLC  8,800  16,921
  2,050,542
TOTAL COMMON STOCKS
 (Cost $14,356,030)   14,957,372
NONCONVERTIBLE PREFERRED STOCKS - 1.6%
AUSTRIA - 0.3%
Creditanstalt Bankverein  1,200  61,499
GERMANY - 0.3%
Porsche AG Ord.   100  52,017
ITALY - 1.0%
Fiat Spa  11,000  20,054
SAI (Sta Assicuratrice Industriale) Spa  7,100  29,478
Stet (Societa Finanziaria Telefonica) Spa  64,000  130,406
  179,938
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $304,590)   293,454
REPURCHASE AGREEMENTS - 17.0%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a
 joint trading account at 5.91%
 dated 12/29/95 due 1/2/96 $ 3,135,057  3,133,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $17,793,620)  $ 18,383,826
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $24,714 or 0.1% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $17,030,560 and $2,323,641, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms amounted to $1,311 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $17,797,647. Net unrealized appreciation aggregated $586,179, of which $934,290 related to appreciated investment securities and $348,111 related to depreciated investment securities.
At December 31, 1995, the fund had a capital loss carryforward of approximately $42,000, all of which will expire on December 31, 2003. MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.2%
Basic Industries    5.1
Conglomerates   0.2
Construction & Real Estate    4.3
Durables    6.9
Energy    2.8
Finance    24.7
Health    3.3
Holding Companies    0.2
Industrial Machinery & Equipment    2.8
Media & Leisure   2.3
Nondurables   7.8
Precious Metals   0.2
Retail & Wholesale   5.0
Services    1.6
Repurchase Agreements   17.0
Technology    5.2
Transportation   1.9
Utilities    8.5
    100.0%
FIDELITY ADVISOR ANNUITY FUND: OVERSEAS FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $3,133,000) (cost $17,793,620) - See          $ 18,383,826
accompanying schedule

Cash                                                                                                                  441

Receivable for investments sold                                                                                       79,784

Receivable for fund shares sold                                                                                       194,296

Dividends receivable                                                                                                  20,295

 TOTAL ASSETS                                                                                                         18,678,642

LIABILITIES

Payable for investments purchased                                                                      $ 1,054,061

Accrued management fee                                                                                  2,037

Other payables and accrued expenses                                                                     27,652

 TOTAL LIABILITIES                                                                                                    1,083,750

NET ASSETS                                                                                                           $ 17,594,892

Net Assets consist of:

Paid in capital                                                                                                      $ 17,065,329

Distributions in excess of net investment income                                                                     (14,210
                                                                                                                     )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  (46,332
                                                                                                                     )

Net unrealized appreciation (depreciation) on investments                                                             590,105
and assets and liabilities in
foreign currencies

NET ASSETS, for 1,605,868 shares outstanding                                                                         $ 17,594,892

NET ASSET VALUE, offering price                                                                                       $10.96
and redemption price per share ($17,594,892 (divided by) 1,605,868 shares)


STATEMENT OF OPERATIONS

 JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995

INVESTMENT INCOME                                                                $ 97,300
Dividends

Interest                                                                          87,668

                                                                                  184,968

Less foreign taxes withheld                                                       (12,193
                                                                                 )

 TOTAL INCOME                                                                     172,775

EXPENSES

Management fee                                                        $ 48,214

Transfer agent fees                                                    3,442

Accounting fees and expenses                                           44,824

Non-interested trustees' compensation                                  18

Custodian fees and expenses                                            68,609

Audit                                                                  18,228

Legal                                                                  18

Miscellaneous                                                          24

 Total expenses before reductions                                      183,377

 Expense reductions                                                    (88,472    94,905
                                                                      )

NET INVESTMENT INCOME                                                             77,870

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                 (46,299
                                                                      )

 Foreign currency transactions                                         (1,090     (47,389
                                                                      )          )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                                 590,206

 Assets and liabilities in foreign currencies                          (101       590,105
                                                                      )

NET GAIN (LOSS)                                                                   542,716

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 620,586


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   JANUARY 3, 1995
                                    (COMMENCEMENT
                                    OF OPERATIONS) TO
                                    DECEMBER 31,
                                    1995


Operations                                                                                $ 77,870
Net investment income

 Net realized gain (loss)                                                                  (47,389)

 Change in net unrealized appreciation (depreciation)                                      590,105

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           620,586

Distributions to shareholders                                                              (77,870)
From net investment income

 In excess of net investment income                                                        (13,153)

 TOTAL DISTRIBUTIONS                                                                       (91,023)

Share transactions                                                                         17,966,550
Net proceeds from sales of shares

 Reinvestment of distributions                                                             91,023

 Cost of shares redeemed                                                                   (992,244)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                   17,065,329

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  17,594,892

NET ASSETS

 Beginning of period                                                                       -

 End of period (including distributions in excess of net investment income of $14,210)    $ 17,594,892

OTHER INFORMATION
Shares

 Sold                                                                                      1,690,464

 Issued in reinvestment of distributions                                                   8,327

 Redeemed                                                                                  (92,923)

 Net increase (decrease)                                                                   1,605,868



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
SELECTED PER-SHARE DATA   JANUARY 3, 1995
                          (COMMENCEMENT
                          OF
                          OPERATIONS) TO
                          DECEMBER 31,
                          1995




Net asset value, beginning of period                          $ 10.00

Income from Investment Operations

 Net investment income                                        .05

 Net realized and unrealized gain (loss)                      .97

 Total from investment operations                             1.02

Less Distributions                                            (.05)
From net investment income

 In excess of net investment income                           (.01)

 Total distributions                                          (.06)

Net asset value, end of period                                $ 10.96

TOTAL RETURN B                                                10.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                       $ 17,595

Ratio of expenses to average net assets                       1.50% A

Ratio of net investment income to average net assets          1.23%

Portfolio turnover rate                                       43%

A FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER
(SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). TOTAL RETURN
DOES NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S
SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL
RETURN SHOWN.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
The Money Market Fund, Government Investment Fund, High Yield Fund, Income & Growth Fund, Growth Opportunities Fund and Overseas Fund (the funds) are funds of Fidelity Advisor Annuity Fund (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may be purchased only by certain separate accounts of Nationwide Life Insurance Company to serve as the underlying investment vehicles for variable annuity policies issued by Nationwide Life Insurance Company. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION:
MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
GOVERNMENT INVESTMENT FUND AND HIGH YIELD FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available through the pricing service are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME & GROWTH FUND AND GROWTH OPPORTUNITIES FUND. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
OVERSEAS FUND. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts and foreign currency options, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. Each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, each fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME:
MONEY MARKET FUND. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.
GOVERNMENT INVESTMENT, HIGH YIELD, INCOME & GROWTH, GROWTH OPPORTUNITIES, AND OVERSEAS FUNDS. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income for the Money Market Fund. Distributions are recorded on the ex-dividend date for all other funds.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, futures and options transactions, foreign currency transactions, passive foreign investment companies (PFICs), defaulted bonds, market discount, capital loss carryforwards and losses deferred due to wash sales, futures and options, and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income, distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. Each fund, except the Money Market Fund, may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The funds, through their custodian, receive delivery of the underlying U.S. Treasury or Federal Agency securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above. DELAYED DELIVERY TRANSACTIONS. Each fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS AND OPTIONS. Each fund, except for the Money Market Fund, may use futures and options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end, is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly fee.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
For the Money Market Fund, FMR receives a monthly fee that is calculated on the basis of a basic fund fee rate of .03% of the fund's average net assets, plus a fixed income group fee rate and an income based fee. The group fee rate is the weighted average of a series of rates ranging from
 .1200% to .3700% and is based on the monthly average net assets of all the mutual funds advised by FMR. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income based component is .24% of average net assets. For the period, the management fee was equivalent to an annualized rate of .24% of average net assets.
For all other funds, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2700% to
 .5200% for the period for the Income & Growth, Growth Opportunities and Overseas funds. The rates ranged from .1200% to .3700% for the period, for the Government Investment and High Yield Funds. In the event that these rates were lower than the contractual rates in effect during those periods, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .20% for the Income & Growth Fund, .30% for the Government Investment and Growth Opportunities funds, and .45% for the High Yield and Overseas funds, respectively. For the period, the management fees were equivalent to annual rates of .45%(annualized), .60%(annualized), .51%, .61%, and .76%, of average net assets, for the Government Investment, High Yield, Income & Growth, Growth Opportunities, and Overseas funds, respectively.
The Board of Trustees has approved a new group fee rate schedule with rates ranging from .2500% to .5200% for the Income & Growth, Growth Opportunities, and Overseas funds, and .1100% to .3700% for the Money Market, Government Investment, and High Yield funds. Effective January 1, 1996, FMR voluntarily agreed to implement this new group fee rate schedule as it results in the same or a lower management fee.
SUB-ADVISER FEE. As the Money Market Fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
FMR, on behalf of the High Yield, Income & Growth, Growth Opportunities, and Overseas Funds, entered into sub-advisory agreements with affiliates of FMR. In addition, one of the sub-advisers, Fidelity International Investment Advisors (FIIA), entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
For the period, the transfer agent fees were equivalent to an annualized rate of .06% for Government Investment, High Yield, and Money Market funds and an annual rate of .05% for Income & Growth, Growth Opportunities, and Overseas funds of each fund's average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the funds' accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.00% of the respective average net assets for the Money Market, High Yield, and Government Investment Funds, and 1.50% of the respective average net assets for the Income & Growth, Growth Opportunities, and Overseas Funds. For the period, the reimbursement under this arrangement reduced expenses by $42,405, $22,881, and $88,472 for Government Investment, High Yield, and Overseas funds, respectively. In addition, FMR agreed to reimburse a portion of the Money Market, Income & Growth, and Growth Opportunities funds' operating expenses. For the period, the reimbursement reduced expenses by $5,383, $6,304, and $19,418, respectively.
FMR has directed certain portfolio trades to brokers who paid a portion of the funds' expenses. For the period, the expenses were reduced by $165 and $7,450 for Income & Growth and Growth Opportunities funds, respectively.
6. BENEFICIAL INTEREST.
At the end of the period, an unaffiliated insurance company was record owner of approximately 10% or more of the total outstanding shares of the following funds:
BENEFICIAL INTEREST
  PERCENT
FUND  OF OWNERSHIP
Money Market  100
Government Investment  78
High Yield  95
Income & Growth  100
Growth Opportunities  100
Overseas  94
At the end of the period, an affiliate of FMR was record owner of approximately 22% and 6% of the total outstanding shares for the Government Investment and Overseas funds, respectively.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Annuity Fund and the Shareholders of Money Market Fund, Government Investment Fund, High Yield Fund, Income & Growth Fund, Growth Opportunities Fund and Overseas Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Fund, Government Investment Fund, High Yield Fund, Income & Growth Fund, Growth Opportunities Fund and Overseas Fund (funds of Fidelity Advisor Annuity
Fund) at December 31, 1995, the results of their operations, and the changes in their net assets and the financial highlights for the periods then ended in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Annuity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
February 20, 1996

DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Annuity Fund voted to pay on February 2, 1996, to shareholders of record at the opening of business on February 2, 1996, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
  DIVIDENDS CAPITAL GAINS
Money Market Fund  - -
Government Investment Fund - -
High Yield Fund  - $0.01
Income & Growth Fund  - $0.05
Growth Opportunities Fund  - $0.05
Overseas Fund  $0.01 -
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
FMR Texas Inc., Irving, TX
 MONEY MARKET FUND
Fidelity Management & Research (U.K.) Inc.,
 London, England
 INCOME & GROWTH, GROWTH OPPORTUNITIES,
 HIGH YIELD AND OVERSEAS FUNDS
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
 INCOME & GROWTH, GROWTH OPPORTUNITIES,
 HIGH YIELD AND OVERSEAS FUNDS
Fidelity International Investment Advisors
 Pembroke, Bermuda
 OVERSEAS FUND
Fidelity International Investment Advisors (U.K.) Limited
 Kent, England
 OVERSEAS FUND
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Robert Haber, VICE PRESIDENT
Bob Litterst, VICE PRESIDENT
George A. Vanderheiden, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox
Phyllis Burke Davis
Richard J. Flynn
Edward C. Johnson 3d
E. Bradley Jones
Donald J. Kirk
Peter S. Lynch
Edward H. Malone
Marvin L. Mann
Gerald C. McDonough
Thomas R. Williams
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIANS
The Bank of New York, New York, NY
 MONEY MARKET, GOVERNMENT INVESTMENT AND
  HIGH YIELD FUNDS
The Chase Manhattan Bank, N.A., New York, NY
 INCOME & GROWTH AND OVERSEAS FUNDS
Brown Brothers Harriman & Co., Boston, MA
 GROWTH OPPORTUNITIES FUND